Transamerica Premier Funds

Table of Contents

President's Report         1

Investment Adviser Outlook 2

Transamerica Premier Aggressive Growth Fund 4

Transamerica Premier Small Company Fund     6

Transamerica Premier Equity Fund    8

Transamerica Premier Value Fund     10

Transamerica Premier Index Fund     12

Transamerica Premier Balanced Fund  20

Transamerica Premier High Yield Bond Fund   23

Transamerica Premier Bond Fund      26

Transamerica Premier Cash Reserve Fund      28


Financial Statements

Statements of Assets and Liabilities        32

Statements of Operations   33

Statements of Changes in Net Assets 34

Financial Highlights       37

Notes to Financial Statements       51

Dear Fellow Shareholders

The stock market is quite fascinating. In the last six months alone, investors nervously watched as it moved to new highs, then toyed with a bear market sell off. We heightened our awareness of the `Old' versus the `New' economy. The unemployment rate hit a 30-year low, and concerns about higher inflation prompted the Federal Reserve to raise interest rates in an attempt to slow down the economy. No doubt, on any given day, investing in the stock market brings varying levels of excitement.

We understand that your investments are a very serious matter. For this reason, we do not `play' the market. We diligently pursue and research `premier' companies with the intention of buying and owning them for the long term. `Premier' companies have many or all of these features:

o Shareholder-oriented management o Dominance in market share o Cost production advantages o Leading brands o Self-financed growth o Attractive reinvestment opportunities

The Transamerica Premier Funds are firmly committed to an investment philosophy that has provided consistent returns over the long term. Our family of nine funds offers a range of investment objectives, from capital appreciation and long-term growth to asset allocation, liquidity and preservation of capital.

The Transamerica Premier Aggressive Growth, Small Company, Equity, Index, Balanced and Bond Funds were awarded four and five-star ratings by Morningstar (see chart). Mutual Funds magazine recently listed the Premier Value Fund as one of the top 100 Funds for the next 12 months.1 The Premier High Yield Bond Fund recently placed in the top third among 350 high yield bond funds, while the Premier Value, Balanced, Bond and Cash Reserve Funds ranked in the top 15 of their respective categories, according to Lipper Analytical Data Services, Inc.2

The success of the Transamerica Premier Funds is driven by our investment philosophy. Through the focused efforts of our portfolio managers and research analysts, we provide sound investment management expertise. Although it is difficult to predict what the market will bring, our shareholders can be assured that our `premier' company investment philosophy remains unchanged.

This report provides detailed information on all of the Transamerica Premier Funds such as performance, fund holdings, portfolio allocations and portfolio manager commentaries. As in the past, the Investment Outlook is also provided on page 2. If you have any questions regarding your Transamerica Premier Funds account, please do not hesitate to give us a call at 1-800-892-7587, option 3.

Thank you for your continued interest in the Transamerica Premier Funds. Sincerely,



Gary U. Rolle
President


Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change each month, 5 stars is the highest rating, representing the top 10% of funds in its broad asset class, 4 stars is the next highest rating, representing the next 22.5% of funds in its broad asset class, 3 stars is the next highest rating, representing the next 35% of funds in its broad asset class.

Morningstar ratings are calculated from a fund's 3-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and risk factor that reflects funds performance below 90-day Treasury bill returns. Past performance is no guarantee of future results. Ratings are for the investor share class only, other classes may vary. These are 3-year ratings as of 6/30/00 among 3,642 domestic equity funds and 1,684 taxable bond funds.

                  Morningstar Overall Rating(TM)        Premier Fund

                          *****

         Rating for 3 years ending 6/30/00           Aggressive Growth
         among 3,642 Domestic Equity Funds           Small Company

                            ****                     Equity
         Rating for 3 years ending 6/30/00           Index
         among 3,642 Domestic Equity Funds           Balanced

                            ****

         Rating for 3 years ending 6/30/00           Bond
         among 1,684 Taxable Bond Funds

1 MUTUAL FUNDS magazine, August 2000 issue. Top 100 Funds for the next 12 months are chosen using MUTUAL FUNDS' performance and risk analysis of all diversified U.S. stock funds, as well as a forecast of a 4% gain in the Standard & Poor's 500.

2 Among 350 High Yield Bond Funds, 964 Growth and Income Funds, 460 Balanced Funds, 142 Investment Grade Corporate Bond Funds and 362 Money Market Funds for the one-year period ending June 30, 2000.

Transamerica Investment Adviser Outlook Summary

The economy continued to expand over the second quarter, further extending the longest period of prosperity in U.S. history. During the second quarter unemployment hit a record low of 3.9% and energy prices spiked upwards, creating concern that rising prices would contribute to inflationary pressures. As a result, the Federal Reserve raised the federal funds rate 50 basis points in May to 6.50%, bringing the total number of rate increases to six since June 30, 1999, when rates were raised from 4.75%.

Towards the end of the second quarter, the pace of growth in the economy slowed in response to the Federal Reserve's rate increases, raising hopes that the proverbial "soft landing" would be achievable. Slowing was particularly prevalent in the consumer sector, which accounts for about two thirds of GDP. In response, the Federal Reserve left rates unchanged at the June 28 Federal Open Markets Committee (FOMC) meeting. While the Federal Reserve has retained a tightening bias as it awaits more information on the economy, we expect that we are near the end of the tightening cycle, and that the federal funds rate should peak at no higher than 7.00%.

The Federal Reserve should be able to succeed with a soft landing due to continued stimulation on two fronts. First, accelerating international strength should offset slowing in the U.S. consumer sector. Second, the U.S. government continues to be a source of significant fiscal stimulus through both tax cuts and new spending initiatives. Given the high rate of growth we have had in recent quarters, there is plenty of room for the economy to moderate without experiencing contraction. As a result, the economy should be able to slow to a more sustainable, less inflationary growth rate.

The biggest risk to this outlook is the financial market's reaction to the perception that the Fed is almost finished doing its work. The recent rallies in both the stock and bond markets are likely to have a stimulative effect on the consumer both through the "wealth effect" of higher stock prices, and through the impact of lower interest rates.

Consumer

Consumer confidence, though still high by historical standards, is off of its peak. Much of the strength seen in the consumer sector during the first quarter was due to one time and seasonal events such as census hiring, tax refunds, first quarter bonuses, and warm weather. Furthermore, the second quarter was impacted by higher gasoline prices and a slowing in the labor market. Higher gasoline prices have the same impact as higher taxes in that it reduces discretionary income. With gasoline prices having hit over $2 a gallon in many parts of the Midwest, a recent Gallup Poll found that 36% of Americans say that higher gasoline prices have caused financial hardship.

The labor markets showed signs of slowing during the second quarter, further pressuring the consumer. During the fourth quarter of 1999 job growth averaged 258,000 per month, and during the first quarter of 2000 job growth (adjusted for census workers) averaged 266,000 per month. In contrast, job growth during the second quarter of 2000 (again adjusting for census workers) averaged 118,000 per month -- a significant slowdown. Unemployment claims have also recently hit a 12-month high.

The result of these factors is that towards the end of the second quarter the consumer took a break from the frantic spending pace of the first quarter, as evidenced by slowing retail sales at department stores and auto dealers. The Federal Reserve's six rate increases over the past year seem to be having an impact on the interest rate sensitive housing sector as well. Home mortgage borrowing rates have risen significantly, with 30-year conventional mortgage rates currently over 8.00%, compared to about 7.25% last spring. As a result, housing starts peaked last February at over 1.8 million units (annualized), and have been trending down since.

Finally, with the recent spate of asset quality problems in the consumer sector reported by banks and consumer finance companies, lending standards are expected to rise. As a result, borrowing costs for the consumer should continue to rise. With consumer credit levels at record highs, job growth slowing, tighter lending standards and higher rates, the squeeze is on the consumer.

Capital Spending

The government should be a continued source of fiscal stimulus due to continued surpluses at the local, state, and federal levels. With federal tax receipts up over 10% year-over-year, the political temptation to cut taxes and initiate new spending programs is proving irresistible. As a result, Federal outlays excluding interest is now up almost 6% year-over-year. Additional stimulus in the form of marriage and estate tax reform and a Medicare drug benefit are also likely to be enacted. And, as the election season heats up, both parties will continue to offer ever more generous tax breaks and spending programs to the populace.

In the private sector higher rates brought about by both the Federal Reserve and increased financial market selectivity will slow capital expenditures by increasing the cost of financing new projects. Companies which are experiencing margin pressures from higher labor and raw materials costs, or are burdened with overcapacity are the most likely to exercise self-discipline in the face of a slowing domestic economy. The paper and forest products sector is a noteworthy example; this sector is expected to experience for the first time a capital expenditure rate that is less than its depreciation rate. The one sector which should continue to benefit from capital spending is the technology sector, where most companies can still expect to see productivity gains from their outlays.

Inflation

One area of concern for the economy is the pick-up in inflation. Although current inflation rates are still low by historical standards, the trend is cause for some concern. Core inflation (CPI excluding food and energy) did pick-up during the second quarter, and is now increasing at a 2.4% rate year-over-year. If the more volatile food and energy components are included, inflation is increasing at over 3% year-over-year. Commodity prices, particularly energy, spiked up significantly during the second quarter. For example, crude oil began the year at $21 a barrel and rose to about $31 a barrel by the end of the second quarter.

Compensation growth also continued to be an area of concern as the unemployment rate hit a record low during the second quarter. The Employment Cost Index, which is a broad measure of compensation that captures benefits as well as wages, is now growing at over 4%. Part of the reason for the increase in compensation costs is that benefits costs are accelerating rapidly. Watson Wyatt, the employment consultants, reported that health plan price increases of 9.8% were reported for 1999. The difficulty this introduces is that companies have to absorb these cost increases, which cuts into margins and reduces earnings, or they have to pass along these costs to consumers in the form of higher prices, which leads to increased inflation.

Interest Rates

The Federal Reserve is expected to stay on hold through the end of the year as Federal Reserve Chairman Greenspan continues with his gradualist approach, and waits to see if the rate increases implemented so far are enough to slow the economy to a non-inflationary growth rate.

Shorter maturity treasuries are expected to continue to trade in the current range, with two-year treasuries trading between 6.25% and 6.75%. Longer maturity treasuries will likely trade in the 5.75% to 6.25% range as the Treasury Department's buyback program continues to reduce the supply of 10 to 30-year maturity treasuries. The yield curve is expected to remain inverted, although the extremes in inversion were probably seen during the second quarter, when expectations for higher shorter maturity rates reached a peak.

The risk to this outlook is that the economy bounces back during the second half of 2000, which would result in interest rates higher than that in our forecast. This would be a repeat of the pattern of the last two years where a slower second quarter was followed by a stronger third and fourth quarter. We do not expect this to occur; what is different this time is the pronounced slowdown in job growth during the second quarter of 2000, which did not occur in 1999 or 1998.

Stock Market

The first half of the year proved to be very volatile, with stocks moving up during the first quarter, but correcting sharply in the second quarter. The Federal Reserve's resolve to fight inflationary pressures by raising short-term interest rates was a major factor behind this volatility. During the third quarter it will be difficult for equity market indices to make new highs in the face of the Federal Reserve's continued tightening bias. Nonetheless, we believe that certain sectors of the market will do much better during the second half, as proven companies with excellent growth prospects receive more focus.

Profit warnings towards the end of the second quarter became more prevalent, particularly for companies facing higher raw materials and labor costs. While producers are demonstrating a greater ability to raise prices, raw materials and labor costs rose at a faster rate than prices during the second quarter. As a result, profit growth, while still expected to be higher versus a year earlier, is expected to decelerate. Mergers and acquisitions, which are generally positive for equity market valuations, also slowed over the second quarter.

More positively, the health of the market improved by two major measures. First, the market's correction in the second quarter eliminated many of the excess valuations in the Internet and technology sectors that were not sustainable. This correction has had the impact of shutting down the initial public offering market for lower quality companies. Secondly, margin debt levels have come off of their highs, which reduces the potential for volatility on the downside. Margin debt fell by $26.8 billion in April and $11 billion in May. With a moderation in the speculative environment for stocks, we think that the market will demonstrate a renewed focus on higher quality companies with real earnings during the third quarter.

Finally, the environment in Europe continues to be positive for stocks due to Europe's younger economic cycle, still moderate inflation, and continued progress on labor and financial market reform. With major business and personal tax reform in Germany removing a major barrier to corporate mergers, the momentum in reform should be boosted for years to come. The heated activity in European mergers and acquisitions over the second quarter of 2000 is symptomatic of the structural reform that is already taking place.

Transamerica Premier Aggressive Growth Fund

Portfolio Manager: Christopher J. Bonavico, Co-Manager: Daniel J. Prislin

Fund Performance

The Transamerica Premier Aggressive Growth Fund (Investor Class) performed very well during first half of 2000. The Fund generated a total return of 5.22% for the 6-month period ended June 30, 2000, in comparison to a -0.42% decline by the S&P 500 for the same period. Since its inception in June 1997, the Fund has earned an average annual total return of 53.81%, while the S&P 500 has returned 19.64%.

We are pleased to announce that the Fund received a five-star rating from Morningstar on June 30, 2000 for its three year performance.+

Portfolio Manager Comments

The Fund's strategy of investing in leading management teams in growth industries continues to be rewarded. Although the majority of our stocks were very strong contributors to the Fund's performance, the largest percentage gainers were in the semiconductor sector. Electronic circuits are becoming increasingly important as enablers of better computing and communications solutions. Our top holdings include Intel in microprocessors, RF Micro Devices in wireless data circuits, and QLogic in data storage system circuits.

The Fund also is invested in high-returning, non-technology businesses in healthcare, financial, and consumer services. We see significant investment returns for the leaders in these fields. Our holdings in these fields include Charles Schwab, EchoStar Communications, and Pfizer Inc.

Portfolio Asset Mix
         Common Stocks 100.0%

Going Forward

We believe our investment style is well suited to perform in a time of remarkable innovation and opportunity for wealth creation. Opportunities are available not only for those businesses that create technology, but for those that use it to better serve their customers and earn high returns. This paradigm presents attractive prospective returns for smart management teams.

Thank you for your continued investment in the Transamerica Premier Aggressive Growth Fund.

+ Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change each month, 5 stars is the highest rating, representing the top 10% of funds in its broad asset class, 4 stars is the next highest rating, representing the next 22.5% of funds in its broad asset class, 3 stars is the next highest rating, representing the next 35% of funds in its broad asset class. Morningstar ratings are calculated from a fund's 3-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and risk factor that reflects funds performance below 90-day Treasury bill returns. Past performance is no guarantee of future results. Ratings are for the investor share class only, other classes may vary. These are 3-year ratings as of 6/30/00 among 3,642 domestic equity funds.

Comparison of change in value of a $10,000  investment in  Transamerica  Premier
         Aggressive Growth Fund with the S&P 500 Index**

                          Total Returns              Average Annual
                        As of June 30, 2000        Since Inception* One Year

Investor Class           53.81%                         38.30%
Class A                  50.91%                         38.15%
Class M                  52.79%                         37.78%
S&P 500 Index            19.64%                         7.24%

--Investor Class ($36,387 at 6/30/00) --Class A ($34,370 at 6/30/00)  ---Class M
($35,671 at 6/30/00) ---S&P 500 Index ($17,135 at 6/30/00)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

* Investor Class -- June 30, 1997. Class A and Class M -- June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class.

**  Hypothetical  illustration  of  $10,000  invested  at  inception,   assuming
reinvestment of dividends and capital gains at net asset value through June 30, 2000.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica Premier Aggressive Growth Fund
Schedule of Investments-- June 30, 2000 (Unaudited)


                                                         Shares                 Market
                                                                                Value
COMMON STOCKS-- 100.8%
Biotechnology-- 2.8%
PE Corp.-Celera Genomics Groupa                               70,000            $6,545,000
Communication Equipment-- 12.9%
3Com Corporationa                                             225,000           12,965,625
QUALCOMM, Inc. a                                              135,000           8,100,000
RF Micro Devices, Inc. a                                      100,000           8,762,500
                                                                                29,828,125

Computers & Peripherals-- 11.1%
Dell Computer Corporationa                                    287,500           14,177,344
EMC Corporationa                                              150,000           11,540,625
                                                                                25,717,969

Diversified Financials-- 11.8%
American Express Company                                      135,000           7,036,875
Charles Schwab Corporation                                    375,000           12,609,375
Knight Trading Group, Inc. a                                   255,000          7,602,188
                                                                                27,248,438

Diversified Telecommunications Services-- 12.4%
Qwest Communications International, Inc. a                    150,000           7,453,125
US West, Inc.                                                 170,000          14,577,500
Vodafone AirTouch PLC ADRb                                    163,000           6,754,312
                                                                                28,784,937

Electronic Equipment & Instruments-- 0.2%
Palm, Inc. a                                                  13,000             433,875

Food & Drug Retailing-- 3.6%
CVS Corporation                                               210,000           8,400,000

Hotels, Restaurants & Leisure-- 2.0%
Speedway Motorsports, Inc. a                                   200,000          4,600,000

Internet Software & Services-- 7.2%
DigitalThink, Inc. a                                           166,500          5,973,188
VeriSign, Inc. a                                               60,000           10,590,000
                                                                                16,563,188

Media-- 1.4%
EchoStar Communications Corp., Class A a                      100,000           3,317,990

Pharmaceuticals-- 2.3%
Pfizer, Inc.                                                   110,000          5,280,000

Semiconductor Equipment & Products-- 22.7%
Applied Materials, Inc. a                                     170,000           15,406,250
Intel Corporation                                             150,000           20,053,125
Maxim Integrated Products, Inc. a                             128,000           8,696,000
QLogic Corporation a                                          125,000           8,257,812
                                                                                52,413,187

Software-- 7.8%
i2 Technologies, Inc. a                                        120,000          12,511,875
Microsoft Corporation a                                         70,000          5,600,000
                                                                                18,111,875

Transportation & Logistics-- 2.6%
United Parcel Service, Inc.                                    100,000          $5,900,000
Total Common Stocks
(cost $150,698,578)                                                              233,144,584

REPURCHASE AGREEMENT-- 0.1%
State Street Bank and Trust Company,
         4.25%, due 07/03/00 (collateralized
         by $215,000 par value U.S. Treasury
         Note, 6.375%, due 06/30/02, with
         a value of $275,000, cost $269,000)                    $269,000         269,000

Total Investments-- 100.9%
(cost $150,967,578)*                                                             233,413,584
Liabilities in Excess of Other Assets-- (0.9)%                                   (2,137,050)

Net Assets-- 100.0%                                                              $231,276,534

a Non-income producing security

b ADR -- American Depositary Receipts

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $84,102,946 and $1,656,940, respectively. Net unrealized appreciation for tax purposes is $82,446,006.

See notes to financial statements

Transamerica Premier Small Company Fund

Portfolio Manager: Christopher J. Bonavico, Co-Manager: Timothy S. Gaumer

Fund Performance

The Transamerica Premier Small Company Fund (Investor Class) had a strong first half of 2000. The Fund generated a total return of 7.60% for the six-month period ended June 30, 2000, in comparison to a 3.05% advance by the Russell 2000 Index for the same period. Since its inception in June 1997, the Fund has earned an average annual total return of 67.51% while the Russell 2000 has returned 10.69%.

For the three-year period ended June 30, 2000, the Fund is ranked #1 out of 497 small cap funds in the country, according to Lipper Analytical Services, Inc. The Fund also received a five-star rating by Morningstar for this three-year period.+

Portfolio Manager Comments

Innovation in new products and services continues to create attractive small company investment opportunities. New markets are emerging creating many opportunities for small business entrepreneurs. The Fund has invested in small companies that are leading change in several industries including telecommunications, health sciences, and business services.

Stock selection is critical since rapid innovation creates not only opportunity, but a shifting competitive landscape. We carefully analyze management's ability to capitalize on change before investing. The Fund concentrates its holdings in those companies we believe can sustain their leadership in a rapidly changing world.

Portfolio Asset Mix
         Common Stocks 99.4%
         Cash and Cash Equivalents 0.6%

Going Forward

We have a positive outlook for continued small company opportunities. In particular, we favor small companies that have the skills to emerge as leaders in their fields and grow into large, profitable enterprises.

As strong as our outlook is for the holdings in our current portfolio, we are always looking for new ideas. We will continue to seek out growth opportunities in companies that have the rarest asset of all -- great management focused on creating sustainable shareholder wealth.

Thank you for your continued investment in the Transamerica Premier Small Company Fund.

+ The Fund ranked 79 among 788 small cap funds for the one-year period ended June 30, 2000, according to Lipper Analytical Services. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change each month, 5 stars is the highest rating, representing the top 10% of funds in its broad asset class, 4 stars is the next highest rating, representing the next 22.5% of funds in its broad asset class, 3 stars is the next highest rating, representing the next 35% of funds in its broad asset class. Morningstar ratings are calculated from a fund's 3-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and risk factor that reflects funds performance below 90-day Treasury bill returns. Past performance is no guarantee of future results. Ratings are for the investor share class only, other classes may vary. These are 3-year ratings as of 6/30/00 among 3,642 domestic equity funds.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA
          PREMIER SMALL COMPANY FUND WITH THE RUSSELL 2000 INDEX**

Total Returns              Average Annual
As of June 30, 2000        Since Inception*          One Year
Investor Class             67.51%                       72.11%
Class A                    64.27%                       71.61%
Class M                    66.32%                       71.24%
Russell 2000 Index         10.69%                       14.48%

--Investor Class ($47,000 at 6/30/00) --Class A ($44,326 at 6/30/00)  ---Class M
($46,011 at 6/30/00) ---Russell 2000 Index ($13,565 at 6/30/00)

The Russell 2000 Index measures the performance of the 2,000 smallest companies (approximately 7%) in the Russell 3000 Index (an index composed of the 3000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market). The Russell 2000 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

* Investor Class -- June 30, 1997. Class A and Class M -- June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class.

**  Hypothetical  illustration  of  $10,000  invested  at  inception,   assuming
reinvestment of dividends and capital gains at net asset value through June 30, 2000.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.


Transamerica Premier Small Company Fund
Schedule of Investments-- June 30, 2000 (Unaudited)
                                                                                Market
                                                              Shares            Value

COMMON STOCKS-- 99.4%
Auto Components-- 0.0%
Midas, Inc.                                                   1,700             $ 34,000
Business Services-- 3.2%
NetRatings, Inc. a                                            450,000           11,531,250
Chemicals-- 2.5%
Minerals Technologies, Inc.                                   192,200           8,841,200
Communication Equipment-- 4.3%
RF Micro Devices, Inc. a                                        175,000         15,334,375
Communication Services-- 6.9%
360networks, Inc. a                                           600,000           9,150,000
Aether Systems, Inc. a                                        30,000            6,150,000
Exodus Communications, Inc. a                                   200,000         9,212,500
                                                                                24,512,500

Computers & Business Equipment-- 0.1%
StorageNetworks, Inc. a                                         3,200             288,800
Drugs & Health Care-- 1.4%
Diametrics Medical, Inc. a                                      900,000         5,090,625
Electric Utilities-- 3.1%
Montana Power Company                                           315,000         11,123,437
Electrical Equipment-- 5.6%
American Power Conversion Corporation a                         487,500         19,896,094
Electronic Equipment & Instruments-- 5.9%
Millipore Corporation                                         100,000           7,537,500
Palm, Inc. a                                                  406,000           13,550,250
                                                                                21,087,750

Food Products-- 3.8%
Dreyer's Grand Ice Cream, Inc.                                  647,600         13,599,600
Hotels, Restaurants & Leisure-- 3.4%
Speedway Motorsports, Inc. a                                  524,500           12,063,500
Industrial Components-- 1.2%
Lydall, Inc. a                                                400,200           4,252,125
Internet Software & Services-- 12.9%
DigitalThink, Inc. a                                          394,500           14,152,687
VeriSign, Inc. a                                                180,000         31,770,000
                                                                                45,922,687

Media-- 4.9%
Lamar Advertising Company, Class A a                            400,000         17,325,000
Semiconductor Equipment & Products-- 8.4%
Cymer, Inc. a                                                 350,900           16,755,475
QLogic Corporation a                                          200,000           13,212,500
                                                                                29,967,975

Software-- 14.5%
HNC Software, Inc. a                                          400,000           24,700,000
i2 Technologies, Inc. a                                       260,000           27,109,062
                                                                                51,809,062

                                                                                Market
                                                              Shares            Value

Specialty Retail-- 2.5%
Williams-Sonoma, Inc. a                                         275,000         $ 8,920,313
Telecommunications Equipment-- 6.4%
ONI Systems Corporation a                                       21,000            2,461,266
Redback Networks, Inc. a                                        115,000         20,470,000
                                                                                22,931,266

Transportation & Logistics-- 8.4%
C.H. Robinson Worldwide, Inc.                                   280,000         13,860,000
Forward Air Corporation a                                       400,000  1      6,000,000
                                                                                29,860,000

Total Common Stocks

(cost $210,332,038)                                                             354,391,559
Total Investments-- 99.4%
(cost $210,332,038)*                                                            354,391,559
Other Assets Less Liabilities-- 0.6%                                            2,140,613
Net Assets-- 100.0%                                                             $356,532,172

a Non-income producing security

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $149,222,466 and $5,162,945, respectively. Net unrealized appreciation for tax purposes is $144,059,521.

See notes to financial statements

Transamerica Premier Equity Fund

Portfolio Manager: Jeffrey S. Van Harte, Co-Manager: Gary U. Rolle

Fund Performance

The Premier Equity Fund's (Investor Class) total return for the first half of 2000 compared favorably with the S&P 500 Index, registering a total return of 3.10% versus -0.42% for the S&P 500. Since the Fund's inception in October 1995, it has returned an average annual gain of 29.71%, compared to 23.20% for the Index.

Portfolio Manager Comments

The first half of the year proved to be very volatile. Stocks moved up sharply during the first quarter but corrected sharply in the second quarter. High valuations in the Internet and technology sectors, along with excessive margin debt, contributed to the market's correction. Concerns over rising oil prices and inflation along with the Federal Reserve's resolve to increase short-term interest rates also added to the market's worries.

Our long-held belief of investing in high-quality, premier companies continued to pay off as the market's rally in June focused on high-quality growth companies with proven business models and demonstrable profitability. Low-quality companies with unproven business models did not come back in the June rally.

New positions in the Fund in the first half of the year included Northern Trust and 3Com. We believe Northern Trust is extraordinarily well positioned to serve the needs of high net worth individuals, the fastest growing segment of financial services. We also added 3Com given its first half announcement to spin out to the public its most valuable asset, Palm, Inc. The market for personal digital assistants (PDA's) is dominated by Palm, and we feel the PDA market is on the verge of explosive growth.

Portfolio Asset Mix
         Common Stocks 99.2%
         Cash and Cash Equivalents 0.8%

Going Forward

We think the market's correction in the second quarter eliminated some of the unhealthy excesses that were not sustainable. We also believe that the Federal Reserve is near the end of its tightening cycle and that oil prices will stabilize in the second half of the year. This should allow the market to focus on the excellent prospects for corporate earnings growth, and we think the stock market will do well in the second half of the year. We also believe the market will refocus on proven companies with excellent growth prospects and that our Fund is well positioned.

Thank you for your continued investment in the Transamerica Premier Equity Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA
         PREMIER EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns              Average Annual
As of June 30, 2000        Since Inception*     One Year
Investor Class             29.71%               21.59%
Class A                    27.96%               21.17%
Class M                    28.85%               21.05%
S&P 500 Index              23.20%               7.25%

--Investor Class ($34,380 at 6/30/00) --Class A ($32,237 at 6/30/00)  ---Class M
($33,309 at 6/30/00) ---S&P 500 Index ($26,943 at 6/30/00)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

* Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**  Hypothetical  illustration  of  $10,000  invested  at  inception,   assuming
reinvestment of dividends and capital gains at net asset value through June 30, 2000.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.



Transamerica Premier Equity Fund
Schedule of Investments-- June 30, 2000 (Unaudited)

                                                                                Market
                                                              Shares            Value

COMMON STOCKS-- 99.2%
Banks-- 3.4%
Northern Trust Corporation                                      160,000         $10,410,000
Commercial Services & Supplies-- 5.6%
First Data Corporation                                          350,000         17,368,750
Communication Equipment-- 8.5%
3Com Corporation a                                            175,000           10,084,375
QUALCOMM, Inc. a                                                150,000         9,000,000
RF Micro Devices, Inc. a                                        80,000            7,010,000
                                                                                26,094,375

Computers & Peripherals-- 16.2%
Dell Computer Corporation a                                   390,000           19,231,875
EMC Corporation a                                               400,000         30,775,000
                                                                                50,006,875

Containers & Packaging-- 1.7%
Sealed Air Corporation a                                        100,000         5,237,500
Diversified Financials-- 9.8%
Charles Schwab Corporation                                      900,000         30,262,500
Diversified Telecommunications Services-- 8.0%
Qwest Communications International, Inc. a                      350,000         17,390,625
Vodafone AirTouch PLC ADR b                                     175,000         7,251,562
                                                                                24,642,187

Electronic Equipment & Instruments-- 2.8%
Agilent Technologies, Inc. a                                  90,000            6,637,500
Palm, Inc. a                                                  61,000            2,035,875
                                                                                8,673,375

Food & Drug Retailing-- 8.5%
CVS Corporation                                                 325,000         13,000,000
Kroger Company a                                                600,000         13,237,500
                                                                                26,237,500

Internet Software & Services-- 3.0%
DigitalThink, Inc.                                            39,500            1,417,063
VeriSign, Inc. a                                                45,000            7,942,500
                                                                                9,359,563

Media-- 6.1%
Clear Channel Communications, Inc. a                            150,000         11,250,000
Lamar Advertising Company, Class A a                            175,000         7,579,688
                                                                                18,829,688

Semiconductor Equipment & Products-- 16.0%
Applied Materials, Inc. a                                       250,000         22,656,250
Intel Corporation                                               150,000         20,053,125
Maxim Integrated Products, Inc. a                               100,000         6,793,750
                                                                                49,503,125

Software-- 3.2%
Microsoft Corporation a                                         125,000         10,000,000

                                                              Shares or                 Market
                                                              Principal Amount  Value

Specialty Retail-- 2.6%
Gap, Inc.                                                     260,000           $ 8,125,000
Transportation & Logistics-- 3.8%
United Parcel Service, Inc.                                   200,000           11,800,000
Total Common Stocks
(cost $170,349,712)                                                             306,550,438
REPURCHASE AGREEMENT-- 1.5%
State Street Bank and Trust Company,
         4.25%, due 07/03/00 (collateralized
         by $4,655,000 par value U.S. Treasury
         Note, 6.375%, due 06/30/02, with a
         value of $4,655,000, cost $4,559,000)                  $4,559,000      4,559,000
Total Investments-- 100.7%
(cost $174,908,712)*                                                            311,109,438
Liabilities in Excess of Other Assets-- (0.7)%                                  (2,250,159)
Net Assets-- 100.0%                                                             $308,859,279

a Non-income producing security

b ADR -- American Depositary Receipt

*Aggregate   cost  for  Federal  tax  purposes.   Aggregate   gross   unrealized
 appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $142,492,170 and $6,291,444, respectively. Net unrealized appreciation for tax purposes is $136,200,726.

See notes to financial statements

Transamerica Premier Value Fund

Portfolio Manager: Daniel J. Prislin, Co-Manager: Jeffrey S. Van Harte

Fund Performance

The Transamerica Premier Value Fund's (Investor Class) total return for the first half of 2000 compared favorably with the S&P 500, registering a total return of 15.22% vs. -0.42% for the S&P 500.

Portfolio Manager Comments

In the first half of 2000, the equity markets were quite volatile, but ended the period about where they started. The increased volatility in the stock market can cause some motion sickness in the short-term, but should not deter us from our long-term goal of capital appreciation for our shareholders. Our bias toward businesses with visible cash flows and sustainable competitive advantages has served us well, as these types of businesses really begin to shine in more uncertain and volatile markets.

Notable examples of new positions in the Fund in the first half of the year include Lamar Advertising and 3Com. Lamar is a leader in the billboard advertising industry, with dominant market share in small to mid size US markets, and strong cash flow characteristics. 3Com was purchased based on a sum of the parts valuation. Given 3Coms announced plan to spin out Palm to the public, we determined that the value of Palm combined with the value of 3Com's remaining businesses was substantially higher than the 3Com market price.

Portfolio Asset Mix

         Common and Preferred Stocks 97.1%
         Cash and Cash Equivalents 2.9%

Going Forward

The fairly severe corrections in the Internet and technology sectors experienced in the first half are healthy for the capital markets in the long term, removing some of the excesses built into the market recently. In addition, the Federal Reserve's multiple rate increases appear to be having the intended effect of slowing down the economy to a more sustainable growth rate. Corporate earnings growth has been healthy in the first half, and looks to remain so into the second half of the year. The Fund remains well positioned, made up of leading companies with identifiable, and growing cash flows driving increased shareholder value.

Thank you for your continued investment in the Transamerica Premier Value Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA
          PREMIER VALUE FUND WITH THE S&P 500 INDEX**

Total Returns              Average Annual
As of June 30, 2000        Since Inception*     One Year
Investor Class             12.90%                18.87%
Class A                    10.10%                18.80%
Class M                    12.03%                18.44%
S&P 500 Index              14.64%                7.25%

--Investor Class ($13,135 at 6/30/00) --Class A ($12,418 at 6/30/00)  ---Class M
($12,911 at 6/30/00) ---S&P 500 Index ($13,601 at 6/30/00)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

* Investor Class -- March 31, 1998. Class A and Class M -- June 30, 1998; average annual returns are based on the April 1, 1998 commencement date for the Investor Class.

**  Hypothetical  illustration  of  $10,000  invested  at  inception,   assuming
reinvestment of dividends and capital gains at net asset value through June 30, 2000.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.


Transamerica Premier Value Fund
Schedule of Investments-- June 30, 2000 (Unaudited)
                                                                                Market
                                                              Shares            Value

COMMON STOCKS-- 96.1%
Commercial Services & Supplies-- 14.0%
Apollo Group, Inc., Class A a                                 21,300            $ 596,400
First Data Corporation                                          11,400            565,725
Robert Half International, Inc. a                               18,000            513,000
                                                                                1,675,125

Communication Equipment-- 5.4%
3Com Corporation a                                            11,300            651,162
Computers & Peripherals-- 3.0%
EMC Corporation a                                               4,600             353,913
Containers & Packaging-- 1.7%
Sealed Air Corporation a                                        4,000             209,500
Diversified Financials-- 1.8%
Knight Trading Group, Inc. a                                  7,300             217,631
Diversified Telecommunications Services-- 5.0%
US West, Inc.                                                 7,000             600,250
Electrical Equipment-- 7.4%
American Power Conversion Corporation a                         21,600            881,550
Electronic Equipment & Instruments-- 2.0%
Agilent Technologies, Inc. a                                  2,800             206,500
Palm, Inc. a                                                  1,040             34,710
                                                                                241,210

Food & Drug Retailing-- 15.7%
CVS Corporation                                                 16,000            640,000
Kroger Company a                                                28,000            617,750
Safeway, Inc. a                                               13,800            622,725
                                                                                1,880,475

Food Products-- 2.8%
Dreyer's Grand Ice Cream, Inc.                                  16,000            336,000
Hotels, Restaurants & Leisure-- 7.2%
McDonald's Corporation                                          13,000            428,187
Speedway Motorsports, Inc. a                                  19,000            437,000
                                                                                865,187

Media-- 10.8%
Clear Channel Communications, Inc. a                            6,600             495,000
Comcast Corporation, Class A                                     6,500             252,688
Lamar Advertising Company, Class A a                             12,500            541,406
                                                                                1,289,094

Pharmaceuticals-- 2.9%
Bristol-Myers Squibb Company                                     6,000             349,500
Semiconductor Equipment & Products-- 8.1%
Applied Materials, Inc. a                                        4,800             435,000
Intel Corporation                                                4,000             534,750
                                                                                969,750

Specialty Retail-- 3.5%
Gap, Inc.                                                     13,500            421,875

                                                              Shares or                 Market
                                                              Principal Amount  Value

Transportation & Logistics-- 4.8%
Forward Air Corporation a                                       4,000               $ 160,000
United Parcel Service, Inc.                                   7,000                     413,000
                                                                                        573,000

Total Common Stocks

(cost $9,198,000)                                                               11,515,222
PREFERRED STOCK-- 1.0%
Containers & Packaging-- 1.0%
Sealed Air Corporation
(cost $154,186)                                                 2,500            126,563
REPURCHASE AGREEMENT-- 1.4%
State Street Bank and Trust Company,
         4.25%, due 07/03/00 (collateralized
         by $170,000 par value U.S. Treasury
         Note, 6.375%, due 06/30/02, with
         a value of $170,000, cost $164,000)                  $164,000          164,000
Total Investments-- 98.5%
(cost $9,516,186)*                                                              11,805,785
Other Assets Less Liabilities-- 1.5%                                            181,797
Net Assets-- 100.0%                                                             $11,987,582

a Non-income producing security

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,728,872 and $439,273, respectively. Net unrealized appreciation for tax purposes is $2,289,599.

See notes to financial statements

Transamerica Premier Index Fund

Portfolio Manager: Lisa L. Hansen, Co-Manager: Thomas J. Ray

Fund Performance

The Transamerica Premier Index Fund (Investor Class) declined -0.61% for the six-month period ended June 30, 2000, in comparison to a return of -0.42% for the S&P 500 Index for the same period. Since its inception in October 1995, the Fund has earned an average annual return of 22.86% relative to a 23.20% return for the S&P 500. This performance is consistent with the Fund's long-term goal of tracking overall stock market returns, as measured by the S&P 500 Index.

Portfolio Manager Comments

Equity markets have been lackluster in the first half of 2000, due to ongoing fears of both inflation and of higher interest rates. Despite these worries, most major corporations have reported positive earnings results. The S&P 500 represents leading companies across a variety of industries. These industry leaders have the proven ability to consistently perform well in many economic environments. The Fund invests in a package of stocks, bonds, and index futures designed to mirror the performance of the S&P 500 over time.

Investment in the Fund is an efficient and effective strategy for investors who want to be sure they are invested in leading companies in the US economy. While the Fund may not match the S&P 500 Index precisely, in general, when the Index is rising, the value of shares in the Fund should also rise. On the other hand, when the Index is declining, the value of Fund shares should also decline.

Portfolio Asset Mix
         Common Stocks 83.7%
         Cash and Cash Equivalents 16.3%

Going Forward

We expect that corporate earnings will continue to grow, however interest rate increases by the Federal Reserve may slow that rate of growth. In this environment, the market will focus on leading companies with positive growth prospects. The companies in the S&P 500 are well positioned to benefit, as the leading companies in their industries.

Thank you for your continued investment in the Transamerica Premier Index Fund.

comparison of change in value of a $10,000 investment in transamerica premier index fund with the s&p 500 index**

Total Returns              Average Annual
As of June 30, 2000        Since Inception* One Year
Investor Class                      22.86%  6.99%
Class A                             21.17%  6.74%
Class M                             22.01%  6.43%
S&P 500 Index                       23.20%  7.25%

--Investor Class ($26,565 at 6/30/00) --Class A ($24,886 at 6/30/00)  ---Class M
($25,713 at 6/30/00) ---S&P 500 Index ($26,943 at 6/30/00)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

* Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**  Hypothetical  illustration  of  $10,000  invested  at  inception,   assuming
reinvestment of dividends and capital gains at net asset value through June 30, 2000.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.


Transamerica Premier Index Fund
Schedule of Investments-- June 30, 2000 (Unaudited)
                                                                                Market
                                                              Shares            Value

COMMON STOCKS-- 83.7%
Aerospace & Defense-- 0.8%
B.F. Goodrich Company                                           326               $ 11,104
Boeing Company                                                  2,829             118,288
General Dynamics Corporation                                    650               33,963
Honeywell International, Inc.                                 2,642             89,002
Lockheed Martin Corporation                                   1,296             32,157
Northrop Grumman Corporation                                    225               14,906
Raytheon Company, Class B                                       1,096             21,098
United Technologies Corporation                                 1,585             93,317
                                                                                413,835

Air Freight & Couriers-- 0.1%
FedEx Corporation a                                           968               36,784
Airlines-- 0.2%
AMR Corporation                                                 552               14,594
Delta Air Lines, Inc.                                         456               23,056
Southwest Airlines Company                                      1,611             30,508
US Airways Group, Inc. a                                        283               11,037
                                                                                79,195

Auto Components-- 0.2%
Cooper Tire & Rubber Company                                    239               2,659
Dana Corporation                                                520               11,018
Delphi Automotive Systems Corporation                           1,848             26,911
Goodyear Tire & Rubber Company                                  507               10,140
Johnson Controls, Inc.                                          277               14,214
Snap-On, Inc.                                                 205               5,458
TRW, Inc.                                                     427               18,521
Visteon Corporation a                                         515               6,250
                                                                                95,171

Automobiles-- 0.6%
Ford Motor Company                                            3,937             169,291
General Motors Corporation a                                  1,542             89,532
Harley-Davidson, Inc.                                         1,000             38,500
                                                                                297,323

Banks-- 3.6%
AmSouth Bancorporation                                           1,310             20,633
Banc One Corporation                                             3,807             101,124
Bank of New York Company, Inc.                                   2,472             114,948
BankAmerica Corporation                                          5,478             235,554
BB&T Corporation                                                 1,173             28,005
Charter One Financial, Inc.                                   695               15,985
Chase Manhattan Corporation                                      3,906             179,920
Comerica, Inc.                                                545               24,457
Fifth Third Bancorp                                           956               60,467
First Union Corporation                                          3,224             79,996
Firstar Corporation                                           3,316             69,843
FleetBoston Financial Corporation                               3,084             104,856
Golden West Financial Corporation                               597               24,365
Huntington Bancshares, Inc.                                   754               11,923
J.P. Morgan & Company, Inc.                                      570               62,771
KeyCorp                                                         1,502             26,473

                                                                                Market
                                                              Shares            Value

Mellon Financial Corporation                                  1,734             $ 63,183
National City Corporation                                       2,026             34,569
Northern Trust Corporation                                      740               48,146
Old Kent Financial Corporation                                  410               10,954
PNC Bank Corporation                                            981               45,984
Regions Financial Corporation                                   690               13,714
SouthTrust Corporation                                          525               11,878
Summit Bancorp                                                  592               14,578
SunTrust Banks, Inc.                                          1,028             46,967
Synovus Financial Corporation                                   866               15,263
Union Planters Corporation                                      414               11,566
US Bancorp                                                    2,357             45,372
Wachovia Corporation                                            656               35,588
Washington Mutual, Inc.                                         1,933             55,815
Wells Fargo Company                                             5,231             202,701
                                                                                1,817,598

Beverages-- 1.7%
Adolph Coors Company                                            130               7,865
Anheuser-Busch Companies, Inc.                                  1,556             116,214
Brown-Forman Corporation                                        225               12,094
Coca-Cola Company                                               8,358             480,062
Coca-Cola Enterprises, Inc.                                   1,342             21,891
PepsiCo, Inc.                                                 4,916             218,455
                                                                                856,581

Biotechnology-- 0.1%
Biogen, Inc. a                                                495               31,928
PE Corp.-Celera Genomics Group a                                162               15,147
                                                                                47,075

Building Products-- 0.1%
Armstrong Holdings, Inc.                                        132               2,021
Crane Company                                                   220               5,349
Masco Corporation                                               1,467             26,498
Owens Corning                                                   165               1,526
                                                                                35,394

Chemicals-- 0.8%
Air Products and Chemicals, Inc.                                747               23,017
Dow Chemical Company                                            2,157             65,114
E.I. du Pont de Nemours and Company                             3,333             145,819
Eastman Chemical Company                                        269               12,845
Engelhard Corporation                                           483               8,241
FMC Corporation a                                               106               6,148
Great Lakes Chemical Corporation                                189               5,954
Hercules, Inc.                                                334               4,697
International Flavors & Fragrances, Inc.                        362               10,928
PPG Industries, Inc.                                          607               26,898
Praxair, Inc.                                                 490               18,344
Rohm & Haas Company                                             685               23,632
Sigma-Aldrich Corporation                                       337               9,857
Union Carbide Corporation                                       436               21,582
W.R. Grace & Company a                                          243               2,946
                                                                                386,022


See notes to financial statements





Transamerica premier Index Fund (continued)
Schedule of Investments-- June 30, 2000 (Unaudited)
                                                                                Market
                                                              Shares            Value

Commercial Services & Supplies-- 1.0%
Allied Waste Industries, Inc. a                               595               $ 5,950
Automatic Data Processing, Inc.                                 2,059             110,285
Avery Dennison Corporation                                      351               23,561
Cendant Corporation a                                         2,362             33,068
Convergys Corporation a                                         505               26,197
Deluxe Corporation                                            276               6,503
Ecolab, Inc.                                                  430               16,797
Equifax, Inc.                                                 484               12,705
First Data Corporation                                          1,346             66,795
H & R Block, Inc.                                               348               11,267
IMS Health, Inc.                                                775               13,950
Paychex, Inc.                                                 1,198             50,316
Pitney Bowes, Inc.                                            854               34,160
R.R. Donnelley & Sons Company                                   480               10,830
Sabre Holdings Corporation                                      398               11,343
The Dun & Bradstreet Corporation                                566               16,202
Waste Management, Inc.                                          1,869             35,511
                                                                                485,440

Communication Equipment-- 7.1%
3Com Corporationa                                               1,063             61,255
ADC Telecommunications, Inc. a                                  1,135             95,198
Andrew Corporationa                                           292               9,800
Cabletron Systems, Inc. a                                       494               12,474
Cisco Systems, Inc. a                                         22,104            1,404,986
Comverse Technology, Inc. a                                   490               45,570
Corning, Inc.                                                 862               232,632
General Motors Corporation, Class H                             541               47,473
Lucent Technologies, Inc.                                       10,373            614,600
Motorola, Inc.                                                6,456             187,628
Nortel Networks Corporation                                   9,016             615,342
QUALCOMM, Inc. a                                                2,493             149,580
Scientific-Atlanta, Inc.                                        490               36,505
Tellabs, Inc. a                                               1,210             82,809
                                                                                3,595,852

Computers & Peripherals-- 5.5%
Apple Computer, Inc. a                                          1,032             54,051
Compaq Computer Corporation                                     5,533             141,437
Dell Computer Corporation a                                   8,132             401,009
EMC Corporation a                                               6,284             483,475
Gateway 2000, Inc. a                                          1,020             57,885
Hewlett-Packard Company                                         3,173             396,228
International Business Machines Corporation                     5,807    636,230
Lexmark International Group, Inc., Class A a                    420               28,245
NCR Corporation a                                               325               12,655
Network Appliance, Inc. a                                       940               75,670
Seagate Technology, Inc. a                                      755               41,525
Sun Microsystems, Inc. a                                        5,059             460,053
                                                                                2,788,463

                                                                                Market
                                                              Shares            Value

Construction & Engineering-- 0.0%
Fluor Corporation                                               243               $ 7,685
McDermott International, Inc.                                   190               1,674
                                                                                9,359

Construction Materials-- 0.0%
Vulcan Materials Company                                        330               14,087
Containers & Packaging-- 0.1%
Ball Corporation                                                92                2,961
Bemis Company, Inc.                                           167               5,615
Crown Cork & Seal Company, Inc.                                 421               6,315
Owens-Illinois, Inc. a                                        483               5,645
Pactiv Corporation a                                          572               4,505
Sealed Air Corporation a                                        289               15,137
Temple-Inland, Inc.                                           192               8,064
                                                                                48,242

Diversified Financials-- 4.4%
American Express Company                                        4,413             230,028
Associates First Capital Corporation                          2,348             52,390
Capital One Financial Corporation                               621               27,712
Charles Schwab Corporation                                      4,372             147,008
Citigroup, Inc.                                               10,958            660,219
Countrywide Credit Industries, Inc.                             349               10,579
Federal Home Loan Mortgage Corporation                          2,209             89,464
Federal National Mortgage Association                           3,374             176,081
Franklin Resources, Inc.                                        809               24,573
Household International, Inc.                                 1,554             64,588
Lehman Brothers Holdings, Inc.                                  380               35,934
MBNA Corporation                                                2,470             66,999
Merrill Lynch & Company, Inc.                                   1,196             137,540
Morgan Stanley Dean Witter & Co.                                3,681             306,443
Paine Webber Group, Inc.                                        465               21,158
Providian Financial Corporation                                 457               41,130
SLM Holding Corporation                                         552               20,666
State Street Corporation                                        555               58,865
T. Rowe Price Associates, Inc.                                  400               17,000
The Bear Stearns Companies, Inc.                                434               18,065
                                                                                2,206,442

Diversified Telecommunications Services-- 4.7%
Alltel Corporation                                            1,077             66,707
AT&T Corporation                                                10,450            330,481
Bell Atlantic Corporation                                       5,167             262,548
BellSouth Corporation                                           6,363             271,223
CenturyTel, Inc.                                                435               12,506
Global Crossing Ltd. a                                        2,943             77,438
GTE Corporation                                                 3,257             202,748
SBC Communications, Inc.                                        11,056            478,172
Sprint Corporation (Fon Group)                                  2,914             148,614
US West, Inc.                                                 1,620             138,915
WorldCom, Inc. a                                                9,129             418,793
                                                                                2,408,145

See notes to financial statements

                                                              Market
                                                     Shares   Value

Electric Utilities-- 1.3%
AES Corporation a                                    1,400             $ 63,875
Ameren Corporation                                   447               15,086
American Electric Power Company                      1,044             30,928
CINergy Corporation                                   516               13,126
CMS Energy Corporation                               330               7,301
Consolidated Edison Company of New York, Inc.        781               23,137
Constellation Energy Group                           491               15,988
CP&L, Inc.                                             504               16,097
Dominion Resources, Inc.                             788               33,785
DTE Energy Company                                   485               14,823
Duke Energy Corporation                              1,179             66,466
Edison International                                  1,141             23,391
Entergy Corporation                                   772               20,989
FirstEnergy Corporation                              768               17,952
Florida Progress Corporation                         315               14,766
FPL Group, Inc.                                      599               29,650
GPU, Inc.                                            405               10,960
New Century Energies, Inc.                           395               11,850
Niagara Mohawk Power Corporation a                   603               8,404
Northern States Power Company                        467               9,428
PECO Energy Company                                  607               24,470
PG & E Corporation                                   1,245             30,658
Pinnacle West Capital Corporation                    280               9,485
PPL Corporation                                      491               10,771
Public Service Enterprise Group, Inc.                791               27,388
Reliant Energy, Inc.                                 921               27,227
Southern Company                                     2,242             52,267
TXU Corporation                                      917               27,052
Unicom Corporation                                   713               27,584
                                                                      684,904

Electrical Equipment-- 0.4%
American Power Conversion Corporation a              655               26,732
Cooper Industries, Inc.                              368               11,983
Emerson Electric Company                             1,465             88,449
Energizer Holdings, Inc. a                           346               6,315
Molex, Inc.                                          641               30,848
National Service Industries, Inc.                    135               2,633
Rockwell International Corporation                   620               19,530
Thermo Electron Corporation a                        502               10,573
Thomas & Betts Corporation                           169               3,232
                                                                       200,295

Electronic Equipment & Instruments-- 1.1%
Agilent Technologies, Inc. a                         2,820             207,975
Broadcom Corporation, Class A a                      710               155,401
Millipore Corporation                                146               11,005
Novellus Systems, Inc. a                             420               23,756
PerkinElmer, Inc.                                    152               10,051
Sanmina Corporation a                                500               42,750
Solectron Corporation a                              1,850             77,469
Tektronix, Inc.                                        159               11,766
                                                                        540,173

                                                                   Market
                                                  Shares            Value

Energy Equipment & Services-- 0.6%
Baker Hughes, Inc.                                  1,057             $ 33,824
Halliburton Company                                 1,546             72,952
Rowan Companies, Inc. a                              282               8,566
Schlumberger Ltd.                                    1,917             143,056
Transocean Sedco Forex, Inc.                          699               37,353
                                                                      295,751

Food & Drug Retailing-- 0.8%
Albertson's, Inc.                                    1,413             46,982
CVS Corporation                                      1,268             50,720
Great Atlantic & Pacific Tea Company, Inc.           131               2,178
Kroger Company a                                     2,736             60,363
Longs Drug Stores Corporation                        135               2,936
Rite-Aid Corporation                                 838               5,499
Safeway, Inc. a                                      1,763             79,555
SUPERVALU, Inc.                                      409               7,797
Sysco Corporation                                    1,159             48,823
Walgreen Company                                     3,266             105,125
Winn-Dixie Stores, Inc.                              500               7,156
                                                                      417,134

Food Products-- 1.1%
Archer-Daniels-Midland Company                       2,064             20,253
Bestfoods                                           949               65,718
Campbell Soup Company                                1,461             42,552
ConAgra, Inc.                                        1,598             30,462
General Mills, Inc.                                  1,044             39,933
H.J. Heinz Company                                   1,200             52,500
Hershey Foods Corporation                            508               24,638
Kellogg Company                                      1,380             41,055
Nabisco Group Holdings Corporation                   1,065             27,623
Quaker Oats Company                                  442               33,205
Ralston-Ralston Purina Group                         1,040             20,735
Sara Lee Corporation                                 2,972             57,397
Unilever NV and PLC                                  1,877             80,711
Wm. Wrigley Jr. Company                              377               30,231
                                                                      567,013

Gas Utilities-- 0.2%
Columbia Gas System, Inc.                            275               18,047
Eastern Enterprises                                  68                4,284
El Paso Energy Corporation                           742               37,795
NICOR, Inc.                                          159               5,187
ONEOK, Inc.                                          86                2,231
People's Energy Corporation                          122               3,950
Sempra Energy                                        666               11,322
                                                                       82,816

Healthcare Equipment & Supplies-- 1.0%
Allergan, Inc.                                       428               31,886
Bausch & Lomb, Inc.                                  195               15,088
Baxter International, Inc.                           913               64,195
Becton, Dickinson & Company                          819               23,495

See notes to financial statements


Transamerica Premier Index Fund (continued)
Schedule of Investments-- June 30, 2000 (Unaudited)
                                                                                Market
                                                              Shares            Value

Biomet, Inc.                                                  371               $ 14,260
Boston Scientific Corporation a                             1,226             26,896
C.R. Bard, Inc.                                                 176               8,470
Edwards Lifesciences Corporation a                              182               3,367
Guidant Corporation a                                         962               47,619
Mallinckrodt, Inc.                                            236               10,251
Medtronic, Inc.                                                 3,906             194,568
PE Corporation-PE Biosystems Group                              648               42,687
St. Jude Medical, Inc. a                                        267               12,249
                                                                                495,031

Healthcare Providers & Services-- 0.7%
Aetna Life & Casualty Company                                   497               31,901
Cardinal Health, Inc.                                         875               64,750
CIGNA Corporation                                               560               52,360
HCA-The Healthcare Corp.                                        1,876             56,983
HEALTHSOUTH Corporation a                                       1,382             9,933
Humana, Inc. a                                                547               2,667
Manor Care, Inc. a                                            355               2,485
McKesson Corporation                                            884               18,509
Quintiles Transnational Corporation a                           375               5,297
Tenet Healthcare Corporation                                  966               26,082
UnitedHealth Group, Inc.                                        607               52,050
Wellpoint Health Networks, Inc. a                               219               15,864
                                                                                338,881

Hotels, Restaurants & Leisure-- 0.5%
Carnival Corporation                                          1,900             37,050
Darden Restaurants, Inc.                                        493               8,011
Harrah's Entertainment, Inc. a                                418               8,752
Hilton Hotels Corporation                                       1,219             11,428
Marriott International, Inc.                                  819               29,535
McDonald's Corporation                                          4,540             149,537
Tricon Global Restaurants, Inc. a                               511               14,436
Wendy's International, Inc.                                   415               7,392
                                                                                266,141

Household Durables-- 0.2%
American Greetings Corporation                                  239               4,541
Black & Decker Corporation                                      293               11,519
Centex Corporation                                            197               4,629
Fortune Brands, Inc.                                          583               13,445
Kaufman & Broad Home Corporation                                161               3,190
Leggett & Platt, Inc.                                         640               10,560
Maytag Corporation                                            295               10,878
Newell Rubbermaid, Inc.                                         920               23,690
Pulte Corporation                                               136               2,941
Springs Industries, Inc.                                        68                2,176
The Stanley Works                                               293               6,959
Tupperware Corporation                                          206               4,532
Whirlpool Corporation                                           237               11,050
                                                                                110,110

                                                                                Market
                                                              Shares            Value

Household Products-- 1.0%
Clorox Company                                                  760               $ 34,058
Colgate-Palmolive Company                                       1,918             114,840
Fort James Corporation                                          715               16,534
Kimberly-Clark Corporation                                      1,830             104,996
Procter & Gamble Company                                        4,392             251,442
                                                                                521,870

Industrial Conglomerates-- 4.3%
General Electric Company                                        33,414            1,770,942
ITT Industries, Inc.                                          295               8,961
Minnesota Mining & Manufacturing Company                        1,288             106,260
Textron, Inc.                                                 542               29,437
Tyco International Ltd.                                         5,433             257,388
                                                                                2,172,988

Insurance-- 2.3%
AFLAC, Inc.                                                   900               41,344
Allstate Corporation                                          2,674             59,496
American General Corporation                                    797               48,617
American International Group, Inc.                              5,191             609,942
Aon Corporation                                                 814               25,285
Chubb Corporation                                               577               35,486
Cincinnati Financial Corporation                                542               17,039
Conseco, Inc.                                                 1,025             9,994
Hartford Financial Services Group, Inc.                         785               43,911
Jefferson-Pilot Corporation                                   353               19,922
Lincoln National Corporation                                  692               24,999
Loews Corporation                                               378               22,680
Marsh & McLennan Companies, Inc.                                869               90,756
MBIA, Inc.                                                    311               14,986
MGIC Investment Corporation                                     413               18,792
Progressive Corporation Ohio                                  232               17,168
Safeco Corporation                                            420               8,348
St. Paul Companies, Inc.                                        771               26,310
Torchmark Corporation                                           460               11,356
UNUM Corporation                                                763               15,308
                                                                                1,161,739

Internet Software & Services-- 1.1%
America Online, Inc. a                                        7,194             379,483
Yahoo!, Inc. a                                                1,636             202,660
                                                                                582,143

Investment Companies-- 1.9%
Standard and Poor's Depository Receipts                         6,755             981,375
IT Consulting & Services-- 0.2%
Ceridian Corporation a                                          464               11,165
Computer Sciences Corporation a                                 516               38,539
Electronic Data Systems Corporation                             1,500             61,875
Unisys Corporation a                                          916               13,339
                                                                                124,918

See notes to financial statements




                                                                                Market
                                                              Shares            Value

Leisure Equipment & Products-- 0.2%
Brunswick Corporation                                           331               $ 5,482
Eastman Kodak Company                                           1,103             65,628
Hasbro, Inc.                                                  570               8,586
Mattel, Inc.                                                  1,353             17,843
Polaroid Corporation                                          147               2,655
                                                                                100,194

Machinery-- 0.5%
Briggs & Stratton Corporation                                   85                2,911
Caterpillar, Inc.                                               1,166             39,498
Cummins Engine Company, Inc.                                    133               3,624
Danaher Corporation                                           414               20,467
Deere & Company                                                 840               31,080
Dover Corporation                                               740               30,016
Eaton Corporation                                               245               16,415
Illinois Tool Works, Inc.                                       999               56,943
Ingersoll-Rand Company                                          548               22,057
Navistar International Corporation a                          235               7,300
PACCAR, Inc.                                                    265               10,517
Pall Corporation                                                403               7,456
Parker Hannifin Corporation                                   365               12,501
Timken Company                                                  209               3,893
                                                                                264,678

Media-- 3.2%
Clear Channel Communications, Inc. a                            1,152             86,400
Comcast Corporation                                           2,965             120,083
Dow Jones & Company, Inc.                                       310               22,708
Gannett Company, Inc.                                           931               55,685
Harcourt General, Inc.                                        232               12,615
Interpublic Group Companies, Inc.                               908               39,044
Jostens, Inc., Class A                                        99                2,500
Knight-Ridder, Inc.                                           258               13,722
McGraw-Hill Companies, Inc.                                     678               36,612
MediaOne Group, Inc. a                                          1,972             130,763
Meredith Corporation                                          171               5,771
New York Times Company                                          639               25,241
Omnicom Group, Inc.                                           532               47,381
The Seagram Company Ltd.                                        1,370             79,460
The Walt Disney Company                                         6,696             259,889
Time Warner, Inc.                                               4,021             305,596
Tribune Company                                                 1,053             36,855
Viacom, Inc. a                                                4,941             336,914
Young & Rubicam, Inc.                                           220               12,581
                                                                                1,629,820

Metals & Mining-- 0.4%
Alcan Aluminum Ltd.                                           738               22,878
Alcoa, Inc.                                                   2,784             80,736
Allegheny Technologies, Inc.                                  300               5,400
Arch Coal, Inc.                                                 54                415
Barrick Gold Corporation                                        1,200             21,825
Bethlehem Steel Corporation a                                   422               1,504
Freeport-McMoRan Copper & Gold, Inc. a                          533               4,930

                                                                                Market
                                                              Shares            Value

Homestake Mining Company                                        766               $ 5,266
Inco Ltd.                                                     487               7,488
Newmont Mining Corporation                                      522               11,288
Nucor Corporation                                               289               9,591
Phelps Dodge Corporation                                        225               8,367
Placer Dome, Inc.                                               1,100             10,519
USX-US Steel Group                                            281               5,216
Worthington Industries, Inc.                                  302               3,171
                                                                                198,594

Multiline Retail-- 2.4%
Consolidated Stores Corporationa                                345               4,140
Costco Companies, Inc. a                                        1,360             44,880
Dillard's, Inc.                                               370               4,533
Dollar General Corporation                                      920               17,940
Federated Department Stores, Inc. a                             687               23,186
J.C. Penney Company, Inc.                                       775               14,289
Kmart Corporation a                                           1,551             10,566
Kohl's Corporation a                                          1,066             59,296
May Department Stores Company                                   1,174             28,176
Nordstrom, Inc.                                                 523               12,617
Sears, Roebuck & Company                                        1,291             42,119
Target Corporation                                            1,430             82,940
Wal-Mart Stores, Inc.                                         15,264            879,588
                                                                                1,224,270

Multi-Utilities-- 0.4%
Enron Corporation                                               2,429             156,670
The Williams Companies, Inc.                                    1,489             62,073
                                                                                218,743

Office Electronics-- 0.1%
Xerox Corporation                                               2,144             44,488
Oil & Gas-- 4.1%
Amerada Hess Corporation                                        302               18,649
Anadarko Petroleum Corporation                                  415               20,465
Apache Corporation                                            360               21,173
Ashland, Inc.                                                 221               7,749
Burlington Resources, Inc.                                      726               27,770
Chevron Corporation                                           2,231             189,217
Coastal Corporation                                           700               42,612
Conoco, Inc., Class B                                         2,274             55,855
Exxon Mobil Corporation                                         12,119            951,341
Kerr-McGee Corporation                                          308               18,153
Occidental Petroleum Corporation                                1,089             22,937
Phillips Petroleum Company                                      866               43,895
Royal Dutch Petroleum Company                                   7,290             448,791
Sunoco, Inc.                                                  257               7,565
Texaco, Inc.                                                  1,964             104,583
Tosco Corporation                                               500               14,156
Union Pacific Resources Group, Inc.                             770               16,940
Unocal Corporation                                            811               26,864
USX-Marathon Group                                              964               24,160
                                                                                2,062,875

See notes to financial statements





Transamerica Premier Index Fund (concluded)
Schedule of Investments-- June 30, 2000 (Unaudited)
                                                                                Market
                                                              Shares            Value

Paper & Forest Products-- 0.3%
Boise Cascade Corporation                                       175               $ 4,528
Georgia-Pacific Corporation                                   598               15,698
International Paper Company                                   1,543             46,001
Louisiana-Pacific Corporation                                   359               3,904
Mead Corporation                                                353               8,913
Potlatch Corporation                                          90                2,981
Westvaco Corporation                                            341               8,461
Weyerhaeuser Company                                            768               33,024
Willamette Industries, Inc.                                   363               9,892
                                                                                133,402

Personal Products-- 0.3%
Alberto-Culver Company                                          193               5,899
Avon Products, Inc.                                           878               39,071
Gillette Company                                                3,591             125,460
                                                                                170,430

Pharmaceuticals-- 8.2%
Abbott Laboratories                                           5,289             235,691
Alza Corporationa                                               325               19,216
American Home Products Corporation                              4,441             260,909
Amgen, Inc. a                                                 3,492             245,313
Bristol-Myers Squibb Company                                    6,790             395,517
Eli Lilly & Company                                           3,577             357,253
Johnson & Johnson                                               4,611             469,746
MedImmune, Inc. a                                               665               49,210
Merck & Company, Inc.                                           8,064             617,904
Pfizer, Inc.                                                  21,190            1,017,120
Pharmacia Corporation                                           4,017             207,629
Schering-Plough Corporation                                   5,003             252,651
Watson Pharmaceuticals, Inc. a                                  315               16,931
                                                                                4,145,090

Road & Rail-- 0.3%
Burlington Northern Santa Fe                                  1,467             33,649
CSX Corporation                                                 709               15,022
Kansas City Southern Industries, Inc.                           357               31,661
Norfolk Southern Corporation                                    1,256             18,683
Ryder System, Inc.                                            247               4,678
Union Pacific Corporation                                       750               27,891
                                                                                131,584

Semiconductor Equipment & Products-- 5.4%
Adaptec, Inc. a                                               333               7,576
Advanced Micro Devices, Inc. a                                  460               35,535
Altera Corporation a                                          660               67,279
Analog Devices, Inc. a                                        1,172             89,072
Applied Materials, Inc. a                                       2,403             217,772
Conexant Systems, Inc. a                                        698               33,940
Intel Corporation                                               10,723            1,433,531

                                                                                Market
                                                              Shares            Value

KLA Tencor Corporation a                                        552               $ 32,326
Linear Technology Corporation                                   1,010             64,577
LSI Logic Corporation a                                         882               47,738
Maxim Integrated Products, Inc. a                               925               62,842
Micron Technology, Inc. a                                       1,610             141,781
National Semiconductor Corporation a                            546               30,985
Teradyne, Inc. a                                                570               41,895
Texas Instruments, Inc.                                         5,182             355,939
Xilinx, Inc. a                                                988               81,572
                                                                                2,744,360

Software-- 5.5%
Adobe Systems, Inc.                                           387               50,310
Autodesk, Inc.                                                192               6,660
BMC Software, Inc. a                                          782               28,531
Citrix Systems, Inc. a                                        590               11,173
Computer Associates International, Inc.                          1,950             99,816
Compuware Corporation a                                         1,200             12,450
Mercury Interactive Corporation a                               270               26,122
Microsoft Corporation a                                         17,654            1,412,320
Novell, Inc. a                                                1,176             10,878
Oracle Corporation a                                          10,029            843,063
Parametric Technology Corporation a                             882               9,702
PeopleSoft, Inc.                                                752               12,596
Sapient Corporation a                                         195               20,853
Siebel Systems, Inc. a                                        650               106,315
VERITAS Software Corporation a                                  1,270             143,530
                                                                                2,794,319

Specialty Retail-- 1.6%
AutoZone, Inc. a                                                484               10,648
Bed Bath & Beyond, Inc. a                                       442               16,023
Best Buy Company, Inc. a                                        675               42,694
Circuit City Stores-Circuit City Group                          664               22,036
Gap, Inc.                                                     2,827             88,344
Home Depot, Inc.                                                7,851             392,059
Limited, Inc.                                                 1,398             30,232
Lowe's Companies, Inc.                                          1,285             52,765
Office Depot, Inc. a                                          1,220             7,625
RadioShack Corporation                                          646               30,604
Sherwin-Williams Company                                        568               12,035
Staples, Inc. a                                               1,449             22,278
Starbucks Corporation a                                         600               22,912
Tiffany & Company                                               245               16,538
TJX Companies, Inc.                                           986               18,487
Toys "   " Us, Inc. a                                         906               13,194
                                                                                798,474

See notes to financial statements




                                                     Shares or                  Market
                                                     Principal Amount  Value
Textile & Apparel-- 0.1%
Liz Claiborne, Inc.                                           233               $ 8,213
Nike, Inc.                                                    944               37,583
Reebok International Ltd. a                                   185               2,948
Russell Corporation                                           130               2,600
VF Corporation                                                  424               10,097
                                                                                61,441

Tobacco-- 0.4%
Philip Morris Companies, Inc.                                   7,612             202,194
UST, Inc.                                                     612               8,989
                                                                                211,183

Trading Companies & Distributors-- 0.0%
Genuine Parts Company                                           596               11,920
W.W. Grainger, Inc.                                           324               9,983
                                                                                21,903

Wireless Telecommunications Services-- 0.6%
Nextel Communications, Inc.a                                    2,370             145,014
Sprint Corporation (PCS Group)a                                 2,864             170,408
                                                                                315,422

Total Common Stocks

(cost $27,471,188)                                                              42,435,560

COMMERCIAL PAPER -- DOMESTIC -- 13.7% Diversified Financials -- 1.5% Goldman Sachs Group LP

                           6.660%   08/23/00$750,000 742,646
Diversified Telecommunications Services-- 2.0%
AT&T Corporation
                           6.550%   09/05/001,000,000         987,992
Electric Utilities-- 1.9%
Northern States Power Company
                           6.570%   09/11/001,000,000         986,860
Financial Services-- 8.3%
Ciesco LP
                           6.530%   07/21/003,000,000         2,989,117
Delaware Funding Corporation

                           6.600%   09/11/00500,000             493,400
Receivables Capital Corporation

                           6.580%   07/11/00750,000             748,629
                                                               4,231,146

Total Commercial Paper -- Domestic

(cost $6,948,644)                                                      6,948,644
U.S. GOVERNMENT SECURITY-- 2.0%
U.S. Treasury Bill

(cost $988,271)*  5.630%   09/14/00 1,000,000        988,271
                                                      Principal        Market
                                                      Amount           Value

REPURCHASE AGREEMENT-- 0.8%
State Street Bank & Trust Company,
         4.25%, due 07/03/00 (collateralized
         by $440,000 par value U.S. Treasury
         Note, 6.375%, due 06/30/02, with
         a value of $440,000, cost $430,000)           $430,000        $ 430,000
Total Investments-- 100.2%
(cost $35,838,103)**                                                  50,802,475
Liabilities in Excess of Other Assets-- (0.2)%                         (109,464)
Net Assets-- 100.0%                                                  $50,693,011

a Non-income producing security

* $988,271 market value of securities has been pledged as collateral for initial margin for futures contracts.

** Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $17,019,630 and $2,055,258, respectively. Net unrealized appreciation for tax purposes is $14,964,372.

See notes to financial statements

Schedule of futures contracts

Number of         Contract Total    ContractUnrealized
Contracts         Description       Value                     Gain
23                S&P 500  $8,441,575                $4,600
                  September 2000
                  (Long)

See notes to financial statements

Transamerica Premier Balanced Fund

Portfolio Manager: Gary U. Rolle, Co-Managers: Jeffrey S. Van Harte, Heidi Y. Hu

Fund Performance

The Transamerica Premier Balanced Fund (Investor Class) returned 9.56% for the six-month period ended June 30, 2000. In contrast, the benchmark indices of the S&P 500 Index and Lehman Brothers Government/Corporate Bond Index returned -0.42% and 4.18%, respectively. Since the Fund's inception in October 1995, it has achieved an average annual return of 22.26%.

Portfolio Manager Comments

The Premier Balanced Fund was able to outperform both the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index due to the strong performance of our stock holdings, which were less cyclical and thus more resilient in the face of aggressive Federal Reserve tightening. Particularly strong performers during the first half of 2000 included Intel and Applied Materials in the technology sector, Charles Schwab and State Street in the financial sector, and AES and Calpine, two independent power producers which are well positioned to take advantage of deregulation in the electric utility industry.

The Fund's fixed-income returns, while higher than the returns of the S&P 500, were not major contributors to outperformance. Corporate bonds underperformed Treasuries as a result of both the Federal Reserve's series of tightenings and a $30 billion Treasury bond buyback program announced by the U.S. Treasury. As a result, some of our top performing fixed income holdings included U.S. Treasury bonds. Other outperformers included Gulf Canada Resources and Triton Energy, which have benefited from the recent strength in oil prices.

Portfolio Asset Mix

         Common and Preferred Stocks 62.9%
         Corporate and U.S. Government Securities 33.0%
         Cash and Cash Equivalents 4.1%

Going Forward

We expect that the Federal Reserve is nearing the end of its tightening cycle, and that as a result both the stock market and corporate bonds should deliver attractive returns during the second half of 2000. The stock portion of our portfolio continues to hold premier companies which dominate in their sectors, while the fixed income portion favors corporate bonds over U.S. Treasury bonds for their higher yields and income, which provides a cushion against market volatility.

Thank you for your continued  investment in the  Transamerica  Premier  Balanced
Fund.

comparison                           of change in value of a $10,000  investment
                                     in transamerica premier balanced fund with lehman brothers government/corporate bond index and s&p 500 index**

Total Returns              Average Annual
As of June 30, 2000        Since Inception* One Year
Investor Class                      22.26%  21.31%
Class A                    20.63%   21.00%
Class M                    21.45%   20.66%
S&P 500 Index              23.20%   7.25%
Lehman Brothers Government/
  Corporate Bond Index      6.00%           4.33%

--Investor Class ($25,966 at 6/30/00) --Class A ($24,361 at 6/30/00)  ---Class M
($25,162 at 6/30/00) ---S&P 500 Index ($26,943 at 6/30/00)

????Lehman Brothers Government/Corporate Bond Index
                   ($13,190 at 6/30/00)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The Lehman Brothers Government/Corporate Bond Index is a broad -- based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.

* Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**  Hypothetical  illustration  of  $10,000  invested  at  inception,   assuming
reinvestment of dividends and capital gains at net asset value through June 30, 2000.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica premier Balanced Fund
Schedule of Investments-- June 30, 2000 (Unaudited)

                                                                  Market
                                                Shares            Value

COMMON STOCKS-- 61.8%
Banks-- 4.7%
J.P. Morgan & Company, Inc.                          20,000           $2,202,500
Wells Fargo Company                                  30,000            1,162,500
                                                                      3,365,000

Biotechnology-- 0.8%
Genentech, Inc. a                                    3,500             602,000
Communication Equipment-- 2.4%
3Com Corporation a                                   30,000            1,728,750
Computers & Peripherals-- 3.1%
Dell Computer Corporation a                          15,000            739,688
Hewlett-Packard Company                              12,000            1,498,500
                                                                      2,238,188

Containers & Packaging-- 0.4%
Sealed Air Corporation a                             5,000             261,875
Diversified Financials-- 6.4%
American Express Company                             15,000            781,875
Charles Schwab Corporation                           49,500            1,664,437
State Street Corporation                             20,000            2,121,250
                                                                     4,567,562

Diversified Telecommunications Services-- 2.1%
Qwest Communications International, Inc. a           30,000            1,490,625

Electric Utilities-- 8.2%
AES Corporation a                                    70,000            3,193,750
Calpine Corporation a                                40,000            2,630,000
                                                                       5,823,750

Electrical Equipment-- 2.0%
American Power Conversion Corporation a              35,000            1,428,438
Electronic Equipment & Instruments-- 1.2%
Agilent Technologies, Inc.                           11,076            816,855
Energy Equipment & Services-- 0.5%
Schlumberger Ltd.                                    5,000             373,125
Food & Drug Retailing-- 0.3%
CVS Corporation                                      5,000             200,000
Hotels, Restaurants & Leisure-- 1.5%
Marriott International, Inc.                        30,500            1,099,906
Insurance-- 3.1%
American International Group, Inc.                   18,750            2,203,125
Media-- 4.3%
EchoStar Communications Corp., Class A a             20,000            664,330
McGraw-Hill Companies, Inc.                          30,000            1,620,000
Time Warner, Inc.                                    10,000            760,000
                                                                  3,044,330


Semiconductor Equipment & Products-- 9.4%
Applied Materials, Inc. a                            15,000          $ 1,359,375
Intel Corporation                                     40,000           5,347,500
                                                                      6,706,875

Software-- 2.5%
Microsoft Corporation a                               22,000          1,760,000
Specialty Retail-- 4.0%
Home Depot, Inc.                                      5,000             249,687
Williams-Sonoma, Inc. a                               80,000          2,595,000
                                                                      2,844,687

Trading Companies & Distributors-- 1.1%
W.W. Grainger, Inc.                                  25,000           770,313
Transportation & Logistics-- 3.8%
United Parcel Service, Inc.                          46,000           2,714,000
Total Common Stocks
(cost $30,815,073)                                                 44,039,404

PREFERRED STOCK-- 1.1%
Financial Services-- 1.1%
Centaur Funding Corporation b
(cost $890,976)                                      800               795,211

CORPORATE BONDS-- 26.0%
Aerospace & Defense-- 1.4%
Lockheed Martin Corporation
                                    7.950%  12/01/05 $1,000,000        1,005,700
Banks-- 5.9%
Abbey National PLC
                                    7.350%  10/29/49 1,000,000         932,450
Key Bank, N.A.
                                    7.125%  08/15/06 500,000  494,045
Korea Development Bank

                                    7.125%  04/22/04 1,000,000         967,390
Mellon Bank Corporation

                                    7.000%  03/15/06 300,000  290,808
Royal Bank of Scotland Group PLC

                                    9.118%  03/31/49 1,000,000         1,031,970
Washington Mutual, Inc.
                                    8.250%  06/15/05 500,000  506,310
                                                                      4,222,973

Commercial Services & Supplies-- 0.6%
Valassis Communications, Inc.
                                    6.625%  01/15/09 500,000  466,230

See notes to financial statements

Transamerica premier Balanced Fund (concluded)
Schedule of Investments-- June 30, 2000 (Unaudited)
                                                     Principal         Market
                                                     Amount   Value
Diversified Financials-- 3.9%
GE Global Insurance Holding Corporation
                  7.000%   02/15/26 $ 200,000        $ 180,890
HSBC Capital Funding LP b

                  10.176%  12/31/49 1,000,000        1,072,650
Merrill Lynch & Company, Inc.
                  6.640%   09/19/02 500,000  492,540
PEMEX Finance Ltd. b

                  9.030%   02/15/11 1,000,000        1,017,470
                                                                       2,763,550

Diversified Telecommunications Services-- 2.2%
Telefonica de Argentina SA
                  11.875%  11/01/04 1,000,000        1,050,000
WorldCom, Inc.
                  6.125%   04/15/12 500,000  488,690
                                                                       1,538,690

Electric Utilities-- 2.5%
Cleveland Electric Illuminating Company
                  7.880%   11/01/17 500,000  470,505
CMS Energy Corporation

                  8.000%   07/01/11 300,000  296,850
Commonwealth Edison Company

                  7.000%   07/01/05 300,000  288,912
Niagara Mohawk Power Corporation
                  7.625%   10/01/05 756,098  743,864
                                                                       1,800,131

Hotels, Restaurants & Leisure-- 1.4%
Premier Parks, Inc.
                  9.750%   01/15/07 975,000  970,125
Media-- 0.8%
Time Warner, Inc.
                  9.125%   01/15/13 500,000  547,950
Multiline Retail-- 4.1%
Dayton Hudson Corporation
                  6.400%   02/15/03 300,000  293,301
Kmart Corporation

                  7.750%   10/01/12 1,000,000         893,220
Saks, Inc.
                  8.250%   11/15/08 1,000,000         888,230
Shoppers Food Warehouse Corporation
                  9.750%   06/15/04 775,000  817,175
                                    2,891,926

Oil & Gas-- 1.2%
Gulf Canada Resources Ltd.
                  8.250%   03/15/17 390,000  366,967
Triton Energy Ltd.
                  9.250%   04/15/05 500,000  496,250
                                                                         863,217
                                                        Principal         Market
                                                                  Amount   Value

Real Estate-- 1.3%
Simon Property Group, Inc. b
                  6.750%   11/15/03 $1,000,000       $ 949,460
Road & Rail-- 0.7%
Norfolk Southern Corporation
                  9.000%   03/01/21 500,000 538,945
Total Corporate Bonds

(cost $19,090,774)                                                   18,558,897

CONVERTIBLE BONDS-- 1.3%
Biotechnology-- 1.3%
ImClone Systems, Inc. b
(cost $1,000,000) 5.500%   03/01/05 1,000,000        887,800

U.S. GOVERNMENT SECURITIES-- 5.7%
U.S. Treasury Notes

                           5.875%   11/15/042,100,000         2,069,487
                           6.625%   05/15/07750,000  765,705
                           6.000%   08/15/09300,000  297,609
                           6.500%   02/15/10900,000  930,798
Total U.S. Government Securities

(cost $4,061,299)                                                      4,063,599

REPURCHASE AGREEMENT-- 4.3%
State Street Bank and Trust Company,
         4.25%, due 07/03/00 (collateralized
         by $3,145,000 par value U.S. Treasury
         Note, 6.375%, due 06/30/02, with a
         value of $3,145,000, cost $3,082,000)       3,082,000         3,082,000
Total Investments-- 100.2%
(cost $58,940,122)*                                                  71,426,911
Liabilities in Excess of Other Assets-- (0.2)%                         (143,902)
Net Assets-- 100.0%                                                  $71,283,009

a Non-income producing security

b Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At June 30, 2000, these securities aggregated $4,722,591 or 6.63% of the net assets of the fund.

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $15,286,167 and $2,799,378, respectively. Net unrealized appreciation for tax purposes is $12,486,789. See notes to financial statements

See notes to financial statements

Transamerica Premier HIGH YIELD BOND Fund

Portfolio Manager: Matthew W. Kuhns, Co-Managers: Thomas J. Ray, Edward S. Han

Fund Performance

The Transamerica Premier High Yield Bond Fund (Investor Class) earned a total return of 1.88% for the six-month period ended June 30, 2000. In comparison, the Fund's benchmark, the Merrill Lynch High Yield Master Index returned -1.19% for the same period. For the one-year period ended June 30, 2000, the Fund returned 1.59%, while the Index had a return of -1.37%.

Portfolio Manager Comments

The Transamerica Premier High Yield Fund enjoyed very good performance during the first half of 2000, outperforming the average high yield manager by over 3.50%. For the one-year period ended June 30, 2000, the Fund placed in the top third of its category.+ The Fund also significantly outperformed its benchmark, beating the Merrill Lynch High Yield Master Index by 3.07%. The Fund's holdings in higher quality, non-cyclical companies, such as telecommunications and supermarkets, contributed to its outperformance.

Portfolio Asset Mix

         Common and Preferred stocks 4.4%
         Cash and Cash Equivalents 8.1%
         Foreign Government Securities 1.2%
         Convertible Bonds 11.1%
         Corporate Bonds 75.2%

Going Forward

We expect that economic growth will slow somewhat from the rapid pace of the first half of the year, as the Federal Reserve's series of rate increases ripple through the economy. Signs of slower consumer spending are already becoming apparent, while core inflation remains benign. This environment should be very constructive for good returns in the fixed-income market. We believe that the Fund is well positioned and will continue to perform well. We will continue to select high yield bonds from companies with strong experienced management teams and high quality, valuable asset bases, that meet our stringent selection criteria.

Thank you for your continued investment in the Transamerica Premier High Yield Bond Fund.

+ Source: Lipper Analytical Services, Inc. among 350 High Yield Bond Funds for the year ended June 30, 2000.

comparison of change in value of a $10,000 investment in transamerica premier high yield bond fund with the merrill lynch high yield

                                            Master index**

Total Returns                               Average Annual
As of June 30, 2000                         Since Inception*  One Year
Investor Class                                       11.90%   1.59%
Institutional Class                                  12.13%   1.85%
Merrill Lynch High Yield Master Index       10.82%   -1.37%

--Investor Class ($30,218 at 6/30/00)
---Institutional Class ($30,826 at 6/30/00)
---Merrill Lynch High Yield Master Index ($27,460 at 6/30/00)

The Merrill Lynch High Yield Master Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch High Yield Master Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

* Effective July 1, 1998, the Transamerica High Yield Bond Fund (separate account) exchanged all of its assets for shares in the Transamerica Premier High Yield Bond Fund (Fund). The inception date of the Fund is considered to be September 1, 1990, the separate account's inception date. The performance prior to June 30, 1998 is the separate account's performance recalculated to reflect the actual fees and expenses of the Fund.

**  Hypothetical  illustration  of  $10,000  invested  at  inception,   assuming
reinvestment of dividends and capital gains at net asset value through June 30, 2000.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

Transamerica premier High Yield Bond Fund (concluded)
Schedule of Investments-- June 30, 2000 (Unaudited)
                                            Principal         Market
                                            Amount   Value

CORPORATE BONDS-- 75.2%
Airlines-- 1.4%
GPA Holland BV
         9.750%   12/10/01 $ 250,000        $ 248,125
         9.640%   02/06/07 1,000,000        970,000
                                                                       1,218,125

Commercial Services & Supplies-- 1.4%
Outdoor Systems, Inc.
         9.375%   10/15/06 250,000  254,167
R H Donnelley Corporation

         9.125%   06/01/08 1,000,000        945,000
                                                                       1,199,167

Communication Equipment-- 3.4%
L-3 Communications Holdings, Inc.
         10.375%  05/01/07 2,500,000        2,543,750
World Access, Inc.
         13.250%  01/15/08 500,000  437,500
                                                                       2,981,250

Diversified Financials-- 1.1%
Ono Finance PLC
         13.000%  05/01/09 1,000,000        950,000
Diversified Telecommunications Services-- 22.0%
360networks, Inc. b
         13.000%  05/01/08 1,600,000        1,608,000
International CableTel, Inc.
         12.750%  04/15/05 1,000,000        1,022,500
Metromedia Fiber Network, Inc.
         10.000%  11/15/08 400,000  395,000
         10.000%  12/15/09 2,500,000        2,475,000
Metronet Communications Corporation a,c
         0.000%   11/01/07 2,000,000        1,767,540
         0.000%   06/15/08 2,000,000        1,622,240
NEXTLINK Communications, Inc.
         9.000%   03/15/08 2,000,000        1,840,000
Rogers Cantel Mobile Communications, Inc.
         9.375%   06/01/08 613,000  631,390
Telefonica de Argentina SA

         11.875%  11/01/04 2,500,000        2,625,000
Williams Communications Group, Inc.
         10.700%  10/01/07 3,000,000        2,985,000
WinStar Communications, Inc. b

         12.500%  04/15/08 1,000,000        950,000
         0.000%c  04/15/10 1,491,000        685,860
         12.750%  04/15/10 509,000  478,460
WorldCom, Inc.
         8.875%   01/15/06 37,000   38,364
                                   19,124,354

                                            Principal         Market
                                            Amount   Value

Energy Equipment & Services-- 5.5%
Gulf Canada Resources Ltd.
         9.250%   01/15/04 $ 2,000,000      $ 2,008,380
Offshore Logistics, Inc.
         6.000%   12/15/03 950,000  812,250
Petroleos Mexicanos

         8.850%   09/15/07 500,000  485,000
         9.375%   12/02/08 500,000  515,000
Pride Pete Services, Inc.
         9.375%   05/01/07 1,000,000        980,000
                                                                       4,800,630

Food & Drug Retailing-- 4.0%
Stater Brothers Holdings, Inc.
         10.750%  08/15/06 4,000,000        3,520,000
Food Products-- 1.6%
Beatrice Foods, Inc.
         1.000%   11/19/26 494,000  74,100
CFP Holdings, Inc.
         11.625%  01/15/04 1,500,000        1,323,750
                                                                       1,397,850

Healthcare Providers & Services-- 4.3%
Alternate Living Services, Inc.
         5.250%   12/15/02 650,000  325,813
Express Scripts, Inc.
         9.625%   06/15/09 1,000,000        970,000
MedPartners, Inc. d

         10.410%  06/15/01 414,774  396,109
Triad Hospitals, Inc., Series B

         11.000%  05/15/09 2,000,000        2,047,500
                                                                       3,739,422

Hotels, Restaurants & Leisure-- 10.5%
Boyd Gaming Corporation
         9.250%   10/01/03 1,270,000        1,260,475
John Q. Hammons Hotels, Inc.
         8.875%   02/15/04 2,600,000        2,262,000
MGM Grand, Inc.
         9.750%   06/01/07 2,000,000        2,030,000
Premier Parks, Inc.
         9.750%   01/15/07 3,600,000        3,582,000
                                                                       9,134,475

Industrial-- 0.4%
Cambridge Industries, Inc.
         10.250%  07/15/07 1,500,000        300,000
Media-- 9.7%
Australis Media Ltd.
         0.000%   05/15/03 8,930                     1
CF Cable TV, Inc.
         9.125%   07/15/07 1,500,000        1,577,070
Citadel Broadcasting Company
         9.250%   11/15/08 500,000  487,500

See notes to financial statements

                                            Principle         Market
                                            Amount   Value

EchoStar Communications Corporation b
         4.875%   01/01/07 $1,750,000       $1,673,000
Garden State Newspapers, Inc.
         8.625%   07/01/11 500,000  442,500
Lamar Advertising Company

         8.625%   09/15/07 2,500,000        2,400,000
Sinclair Broadcast Group, Inc.
         8.750%   12/15/07 1,000,000        875,000
Young Broadcasting, Inc.
         10.125%  02/15/05 1,000,000        970,000
                                                                       8,425,071

Metals & Mining-- 0.5%
Hylsa SA de CV b
         9.250%   09/15/07 500,000  430,000
Multiline Retail-- 5.4%
Jitney-Jungle Stores of America, Inc. e
         12.000%  03/01/06 2,000,000        437,500
Shoppers Food Warehouse Corporation
         9.750%   06/15/04 4,000,000        4,217,680
                                                                       4,655,180

Road & Rail -- 0.8% MTL, Inc.

         10.000%  06/15/06 1,000,000        700,000
Semiconductor Equipment & Products-- 1.6%
Vitesse Semiconductor Corporation b
         4.000%   03/15/05 1,500,000        1,426,935
Software-- 1.6%
Earthwatch, Inc. a,c
         0.000%   07/15/07 2,000,000        1,400,000
Total Corporate Bonds

(cost $71,264,646)                                            65,402,459

CONVERTIBLE BONDS-- 11.1%
Biotechnology-- 2.0%
ImClone Systems, Inc. b
         5.500%   03/01/05 2,000,000        1,775,600
Diversified Telecommunications Services-- 0.8%
Digital Island, Inc.
         6.000%   02/15/05 1,000,000        710,000
Semiconductor Equipment & Products-- 6.6%
Conexant Systems, Inc.
         4.000%   02/01/07 1,500,000        1,174,215
Cypress Semiconductor Corporation
         4.000%   02/01/05 1,000,000        1,150,000
         3.750%   07/01/05 1,500,000        1,513,290
Macronix International Company Ltd.b
         1.000%   02/01/05 1,500,000        1,901,250
                                                                       5,738,755

                                            Principle         Market
                                            Amount   Value

Software -- 1.7%
Rational Software Corporation b

         5.000%   02/01/07 $1,000,000       $ 1,463,130
Total Convertible Bonds

(cost $9,643,750)                                    9,687,485
COMMON STOCKS-- 0.3%
Diversified Financials-- 0.0%
Ono Finance PLCb                    1,000            14,500
Media-- 0.3%
Medianews Group, Inc., Class A      2,000            250,000
Total Common Stocks
(cost $74,015)                                                264,500
PREFERRED STOCKS-- 4.1%
Diversified Telecommunications Services-- 2.2%
Global Crossing Ltd.                        20,000            1,930,000
Financial Services-- 1.1%
Sinclair Capital                    10,000           950,000
Media-- 0.8%
CSC Holdings, Inc.                          6,458             678,116
Total Preferred Stocks
(cost $3,684,029)                                    3,558,116
Foreign Government Security-- 1.2%
United Mexican States
(cost $995,723)   9.875%   02/01/10 1,000,000        1,045,000
REPURCHASE AGREEMENT-- 6.0%
State Street Bank and Trust Company,
         4.25%, due 07/03/00 (collateralized
         by $5,250,000 par value U.S. Treasury
         Note, 6.500%, due 08/31/01, with a
         value of $5,361,563, cost $5,252,000)       5,252,000         5,252,000
Total Investments-- 97.9%
(cost $90,914,163)*                                                  85,209,560
Other Assets Less Liabilities-- 2.1%                                   1,828,076
Net Assets-- 100.0%                                                  $87,037,636

a Non-income producing security

b Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At June 30, 2000, these securities aggregated $12,406,735 or 14.25% of the net assets of the Fund.

c Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2000. Maturity disclosed is the final maturity date.

d Variable rate security

e Security in default

*Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,108,672 and $7,813,275, respectively. Net unrealized depreciation for tax purposes is $5,704,603.

See notes to financial statements

Semi-annual report Transamerica Premier bond Fund
Portfolio Manager: Matthew W. Kuhns, Co-Manager: Heidi Y. Hu

Fund Performance

The Transamerica Premier Bond Fund (Investor Class) had a total return of 3.13% for the six-month period ended June 30, 2000. In comparison, the Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index, returned 4.18% for the same period. Since its inception in October 1995, the Fund has earned an average annual total return of 5.94%, while the benchmark index returned 6.00%.

Portfolio Manager Comments

The Transamerica Premier Bond Fund enjoyed good performance during the first half of 2000. According to Lipper Analytical Services, the Fund ranked #2 among 142 Investment Grade Corporate Bonds for the year ended June 30, 2000. The Fund's positions in higher quality corporate bonds in non-cyclical industries contributed to its outperformance, particularly its holdings in the supermarket, energy and telecommunications sectors. The underlying interest rate environment was also constructive, with interest rates dropping across the Treasury curve as the market started to discount a "soft landing" in the economy.

Portfolio Asset Mix

         Corporate and U.S. Government Securities 84.5%
         Foreign Government Securities 3.9%
         Cash and Cash Equivalents 11.6%

Going Forward

We expect that economic growth will slow somewhat from the rapid pace of the first half of the year, as the Federal Reserve's series of rate increases ripple through the economy. Signs of slower consumer spending are already becoming apparent, while core inflation remains benign. This environment should be very constructive for good returns in the fixed-income market. We believe that the Fund is well positioned and will continue to perform well. We will continue to rely on vigorous and thorough credit analysis to find undervalued quality bonds in companies that meet our stringent selection criteria.

Thank you for your continued investment in the Transamerica Premier Bond Fund.

comparison                                  of  change  in  value  of a  $10,000
                                            investment in  transamerica  premier
                                            bond fund with the  lehman  brothers
                                            government/corporate bond index**

Total Returns     Average Annual
As of June 30, 2000        Since Inception* One Year
Investor Class                      5.94%            5.55%
Class A                    4.70%            5.45%
Class M                    5.31%            5.17%
Lehman Brothers Government/
   Corporate Bond Index    6.00%            4.33%

--Investor Class ($13,151 at 6/30/00) --Class A ($12,435 at 6/30/00)  ---Class M
($12,781 at 6/30/00)

---Lehman Brothers Government/Corporate Bond Index
         ($13,190 at 6/30/00)

The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

* Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**  Hypothetical  illustration  of  $10,000  invested  at  inception,   assuming
reinvestment of dividends and capital gains at net asset value through June 30, 2000.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica premier Bond Fund

Schedule of Investments-- June 30, 2000 (Unaudited)
                                            Principal         Market
                                            Amount   Value
CORPORATE BONDS-- 58.5%
Aerospace & Defense-- 7.3%
Lockheed Martin Corporation
         8.500%   12/01/29 $500,000 $ 504,890
Raytheon Company a

         8.300%   03/01/10 750,000  763,777
                                                                       1,268,667

Airlines -- 1.8%
AMR Corporation

         9.750%   08/15/21 300,000  308,526
Auto Components-- 2.7%
Lear Corporation, Series B
         7.960%   05/15/05 500,000  468,970
Automobiles-- 2.3%
General Motors Corporation
         9.625%   12/01/00 400,000  403,928
Consumer Financial Services-- 2.9%
Ford Motor Credit Company
         7.875%   06/15/10 500,000  499,910
Diversified Telecommunications Services-- 10.2%
Deutsche Telekom International Finance BV
         8.250%   06/15/30 750,000  761,550
Metromedia Fiber Network, Inc.
         10.000%  12/15/09 500,000  495,000
Telefonica de Argentina SA
         11.875%  11/01/04 500,000  525,000
                                                                       1,781,550

Electric Utilities -- 5.8% CILCORP, Inc.

         8.700%   10/15/09 500,000  505,420
Cleveland Electric Illuminating Company
         9.500%   05/15/05 500,000  505,930
                                                                       1,011,350

Food & Drug Retailing-- 6.8%
Kroger Company
         8.050%   02/01/10 750,000  741,360
Stater Brothers Holdings, Inc.
         10.750%  08/15/06 500,000  440,000
                                                                       1,181,360

Media -- 2.9%
Cox Enterprises, Inc. a

         8.000%   02/15/07 500,000  499,160
Multiline Retail-- 7.5%
Kmart Corporation
         8.125%   12/01/06 500,000  461,205
Shoppers Food Warehouse Corporation
         9.750%   06/15/04 800,000  843,536
                                                                       1,304,741
                                                        Principal         Market
                                                                  Amount   Value

Multi-Utilities-- 4.4%
Sierra Pacific Resources
         8.750%   05/15/05 $ 750,000        $ 759,893
Oil & Gas-- 3.9%
Occidental Petroleum Corporation
         6.400%   04/01/03 700,000  676,046
Total Corporate Bonds

(cost $10,455,694)                                            10,164,101
U.S. Government Securities-- 26.0%
U.S. Treasury Notes
         5.875%   11/15/04 250,000  246,368
         6.000%   08/15/09 250,000  248,008
         6.500%   02/15/10 3,875,000        4,007,602
Total Government Securities

(cost $4,449,925)                                    4,501,978
Foreign Government Security-- 3.9%
United Mexican States
(cost $652,080)   9.875%   02/01/10 650,000 679,250

REPURCHASE AGREEMENT-- 14.4%
State Street Bank and Trust Company,
         4.25%, due 07/03/00 (collateralized
         by $2,555,000 par value U.S. Treasury
         Note, 6.375%, due 06/30/02, with a
         value of $2,555,000, cost $2,504,000)       2,504,000         2,504,000
Total Investments-- 102.8%
(cost $18,061,699)*                                                   17,849,329
Liabilities in Excess of Other Assets-- (2.8)%                         (485,005)
Net Assets-- 100.0%                                                 $17,364,324

a Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At June 30, 2000, these securities aggregated $1,262,937 or 7.27% of the net assets of the fund.

*Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $129,600 and $341,970, respectively. Net unrealized depreciation for tax purposes is $212,370.

See notes to financial statements

Transamerica Premier cash reserve Fund
Portfolio Manager: Edward S. Han, Co-Manager: Heidi Y. Hu

Fund Performance

The Transamerica Premier Cash Reserve Fund's (Investor Class) return for the six-month period ending June 30, 2000 was 2.96%. In comparison, the IBC Money Fund Report(TM) had a return of 2.72%. The seven-day current and effective yields were 6.42% and 6.63% respectively, as of June 30, 2000. The Fund's average annual return since inception in October 1995 is 5.42%. The Fund ranked in the top 5% among 362 money market funds for the 12-month period ended June 30, 2000, as tracked by Lipper Analytical Services, Inc.

Portfolio Manager Comments

The Fund's objective is to provide a high level of current income consistent with liquidity and the preservation of capital. The Fund continued to perform well relative to its peer group in 2000 despite a challenging interest rate environment caused by the strength of the U.S. economy. The year 2000 has thus far seen a continuation of the trends exhibited in 1999, which included healthy consumer demand, tight labor markets, and rising energy prices. Due to concerns that inflation risks were rising, the Federal Reserve raised the federal funds target rate 100 basis points since the beginning of 2000 in an effort to slow the economy to a more sustainable, non-inflationary pace. Towards the end of the second quarter, the economy began showing some signs of moderation, suggesting that the rate increases were beginning to take effect. We actively managed the Fund's maturity structure in anticipation of the Federal Reserve's actions, and were thus able to generate consistent outperformance for our investors.

Portfolio Asset Mix

         Commercial Paper (Domestic) 96.2%
         Commercial Paper (Foreign) 3.4%
         Cash and Cash Equivalents 0.4%

Going Forward

We expect the Federal Reserve to remain vigilant for signs of increasing inflation and to further increase the federal funds rate if the economy shows signs of reacceleration. As a result, we expect more moderate economic growth in the second half of 2000. We will continue to invest in high quality companies and to manage the Fund to provide a high level of income, while preserving safety and liquidity.

Thank you for your continued investment in the Transamerica Premier Cash Reserve Fund.

comparison of change in value of a $10,000 investment in transamerica premier cash reserve fund with the ibc's money fund report**

Total Returns                       Average Annual
As of June 30, 2000                 Since Inception* One Year
Investor Class                              5.42%             5.67%
Class A                             5.05%            5.30%
Class M                             4.79%            5.04%
The IBC's Money Fund Report(TM)     5.03%            5.56%

--Investor Class ($12,849 at 6/30/00) --Class A ($12,637 at 6/30/00)  ---Class M
($12,488 at 6/30/00)

---The IBC's Money Fund Report(TM)($12,625 at 6/30/00)

The IBC's Money Fund Report(TM) -- All Taxable, First Tier is a composite of taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although, the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The seven-day current and effective yields were 6.42% and 6.63% for the Investor Class, 6.08% and 6.26% for Class A, and 5.83% and 6.00% for Class M, respectively, as of June 30, 2000.

* Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**  Hypothetical  illustration  of  $10,000  invested  at  inception,   assuming
reinvestment of dividends and capital gains at net asset value through June 30, 2000.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica premier Cash Reserve Fund
Schedule of Investments-- June 30, 2000 (Unaudited)
                                            Principal         Amortized
                                            Amount   Cost

COMMERCIAL PAPER-- DOMESTIC-- 96.2%
Banks-- 3.4%
BankAmerica Corporation
         6.540%   08/17/00 $1,000,000       $ 991,462
         6.670%   08/17/00 100,000  99,129
         6.600%   08/24/00 1,000,000        990,100
         6.480%   10/27/00 1,000,000        978,760
         6.680%   10/27/00 2,000,000        1,956,209
                                                                       5,015,660

Beverages -- 3.4% Anheuser-Busch Companies, Inc.

         6.700%   09/13/00 441,000  434,926
Coca Cola Company

         6.470%   07/06/00 3,000,000        2,997,304
         6.530%   08/08/00 1,100,000        1,092,418
         6.670%   08/16/00 500,000  495,739
                                                                       5,020,387

Chemicals-- 4.3%
E. I. du Pont de Nemours and Company
         5.830%   07/07/00 1,600,000        1,598,445
         6.600%   07/07/00 1,300,000        1,298,570
         6.300%   07/10/00 300,000  299,528
         5.850%   07/12/00 2,000,000        1,996,425
         5.860%   07/14/00 1,000,000        997,884
                                                                       6,190,852

Commercial Financial Services-- 15.2%
Assets Securitization Cooperative Corporation
         6.600%   07/28/00 600,000  597,030
         6.580%   07/31/00 2,500,000        2,486,292
         6.450%   08/01/00 1,750,000        1,740,280
         6.550%   08/10/00 500,000  496,361
         6.570%   08/16/00 1,300,000        1,289,087
         6.600%   09/08/00 460,000  454,181
Associates Corporation of North America
         6.350%   07/03/00 2,000,000        1,999,294
         6.500%   07/10/00 1,300,000        1,297,888
         6.560%   07/12/00 800,000  798,396
         6.580%   07/12/00 900,000  898,191
         6.750%   07/13/00 200,000  199,550
         6.560%   07/20/00 1,250,000        1,245,672
General Electric Capital Corporation
         6.570%   07/13/00 1,000,000        997,810
         6.140%   07/18/00 1,100,000        1,096,811
         6.420%   07/18/00 600,000  598,181
         6.600%   07/18/00 100,000  99,688
         6.620%   08/17/00 1,000,000        991,357
         6.560%   08/22/00 1,000,000        990,525
         6.620%   08/28/00 100,000  98,933
         6.600%   09/01/00 900,000  889,770
         6.580%   09/11/00 1,100,000        1,085,524
         6.520%   11/28/00 300,000  291,850

                                            Principal         Amortized
                                            Amount   Cost

IBM Credit Corporation

         6.180%   07/07/00 $ 500,000        $ 499,485
John Deere Capital Corporation

         6.560%   07/17/00 1,000,000        997,084
                                                                      22,139,240

Commercial Services & Supplies-- 0.7%
R.R. Donnelley & Sons Company
         6.560%   07/18/00 1,000,000        996,902
Communication Equipment-- 3.7%
Motorola, Inc.
         6.530%   08/14/00 1,440,000        1,428,507
         6.530%   08/21/00 1,000,000        990,749
         6.530%   08/23/00 2,000,000        1,980,773
         6.560%   09/13/00 1,000,000        986,516
                                                                       5,386,545

Computers & Peripherals-- 0.2%
IBM Corporation
         6.600%   07/14/00 300,000  299,285
Consumer Financial Services-- 9.2%
Ford Motor Credit Company
         6.600%   07/03/00 450,000  449,835
         6.700%   07/07/00 500,000  499,442
         6.770%   07/07/00 1,000,000        998,871
         6.800%   07/10/00 625,000  623,938
         6.550%   07/19/00 1,700,000        1,694,432
         6.560%   07/20/00 745,000  742,421
         6.000%   08/21/00 1,000,000        991,500
         6.550%   08/23/00 1,000,000        990,357
Motorola Credit Corporation
         6.570%   08/25/00 450,000  445,483
         6.600%   09/28/00 1,200,000        1,180,420
Toyota Motor Credit Corporation
         6.250%   09/08/00 1,000,000        988,021
USAA Capital Corporation
         6.600%   07/28/00 900,000  895,545
         6.580%   08/15/00 1,800,000        1,785,195
         6.580%   08/31/00 400,000  395,540
         6.600%   09/06/00 500,000  493,858
         6.570%   09/14/00 200,000  197,263
                                                                      13,372,121

See notes to financial statements

Transamerica premier Cash Reserve Fund (concluded)
Schedule of Investments-- June 30, 2000 (Unaudited)
                                            Principal         Amortized
                                            Amount   Cost

Diversified Financials-- 9.4%
Goldman Sachs Group LP
         6.520%   07/05/00 $3,000,000       $ 2,997,827
         6.600%   08/11/00 1,375,000        1,364,664
         6.630%   11/01/00 900,000  879,613
         6.620%   11/06/00 1,500,000        1,464,693
Merrill Lynch & Company, Inc.
         6.550%   07/31/00 1,500,000        1,491,812
         6.570%   07/31/00 500,000  497,263
         6.600%   07/31/00 130,000  129,285
         6.620%   08/01/00 1,500,000        1,491,449
         6.630%   08/01/00 600,000  596,574
         6.630%   08/09/00 100,000  99,282
         6.660%   08/23/00 400,000  396,078
         6.500%   10/02/00 600,000  589,925
         6.750%   11/17/00 450,000  438,272
         6.710%   01/16/01 1,250,000        1,203,636
                                                                      13,640,373

Diversified Telecommunications Services-- 8.6%
AT&T Corporation
         6.600%   07/26/00 2,000,000        1,990,833
         6.600%   07/27/00 3,000,000        2,985,700
         6.600%   07/28/00 775,000  771,164
         6.570%   09/05/00 1,250,000        1,234,944
BellSouth Telecommunications, Inc.
         6.530%   07/10/00 2,000,000        1,996,735
         6.540%   08/08/00 615,000  610,754
         6.540%   08/18/00 3,000,000        2,973,840
                                                                      12,563,970

Electric Utilities-- 4.5%
Duke Energy Corporation
         6.900%   07/05/00 1,500,000        1,498,850
         6.520%   07/11/00 2,000,000        1,996,378
Florida Power Corporation
         6.560%   08/02/00 675,000  671,064
         6.570%   08/02/00 1,500,000        1,491,240
Northern States Power Company
         6.550%   08/21/00 930,000  921,370
                                                                       6,578,902

Financial Services-- 18.9%
Ciesco LP
         6.530%   07/13/00 2,000,000        1,995,647
         6.600%   07/13/00 556,000  554,777
         6.530%   07/21/00 1,000,000        996,372
         6.600%   07/24/00 500,000  497,892
         6.560%   08/01/00 1,840,000        1,829,606
Corporate Asset Funding Corporation
         6.600%   07/17/00 1,250,000        1,246,333
         6.500%   08/02/00 1,750,000        1,739,889
         6.550%   08/04/00 1,250,000        1,242,267
         6.560%   08/07/00 2,880,000        2,860,583

                                            Principal         Amortized
                                            Amount   Cost

Delaware Funding Corporation

         6.550%   07/17/00 $1,000,000       $ 997,089
         6.600%   07/21/00 2,000,000        1,992,667
         6.610%   07/24/00 1,000,000        995,777
         6.560%   07/25/00 876,000  872,169
         6.610%   07/26/00 900,000  895,869
         6.650%   07/26/00 653,000  649,984
         6.580%   08/28/00 525,000  519,434
Pitney Bowes Credit Corporation
         6.750%   07/07/00 430,000  429,516
Receivables Capital Corporation
         6.600%   07/17/00 450,000  448,680
         6.560%   07/28/00 1,500,000        1,492,620
         6.570%   08/03/00 2,251,000        2,237,443
         6.580%   08/04/00 640,000  636,023
         6.580%   08/09/00 2,000,000        1,985,743
         6.610%   09/15/00 350,000  345,116
                                                                      27,461,496

Food Products-- 1.5%
H.J. Heinz Company
         6.580%   07/19/00 700,000  697,697
         6.620%   07/20/00 600,000  597,904
         6.550%   07/24/00 850,000  846,443
                                                                       2,142,044

Industrial Conglomerates-- 1.3%
Minnesota Mining & Manufacturing Company
         6.500%   07/13/00 400,000  399,133
         6.560%   08/22/00 1,000,000        990,524
         6.600%   09/13/00 500,000  493,217
                                                                       1,882,874

Insurance -- 1.4% AIG Funding, Inc.

         6.560%   07/25/00 2,000,000        1,991,253
Leisure Equipment & Products-- 4.2%
Eastman Kodak Company
         6.380%   07/14/00 947,000  944,818
         6.530%   07/24/00 1,450,000        1,443,951
         6.540%   08/23/00 3,000,000        2,971,115
         6.600%   08/29/00 800,000  791,347
                                    6,151,231

Media -- 1.4%
The Walt Disney Company

         6.580%   07/10/00 1,000,000        998,355
         6.680%   08/29/00 1,000,000        989,052
                                    1,987,407

See notes to financial statements

                                            Principal         Market
                                            Amount   Value

Multiline Retail-- 3.5%
Wal-Mart Stores, Inc.
         6.510%   07/11/00 $1,100,000       $ 1,098,011
         6.520%   07/13/00 1,000,000        997,827
         6.590%   08/01/00 1,000,000        994,325
         6.580%   08/30/00 2,000,000        1,978,067
                                                                       5,068,230

Paper & Forest Products-- 0.7%
Kimberly-Clark Corporation
         6.540%   08/04/00 1,000,000        993,823
Pharmaceuticals-- 0.7%
Pfizer, Inc.
         6.650%   07/14/00 1,075,000        1,072,419
Total Commercial Paper -- Domestic

(amortized cost $139,955,014)                        139,955,014
COMMERCIAL PAPER-- FOREIGN-- 3.4%
Banks-- 2.7%
Canadian Imperial Holdings, Inc.
         6.580%   08/14/00 1,000,000        991,958
         6.610%   09/13/00 2,000,000        1,972,825
Toronto Dominion Bank

         6.540%   08/18/00 1,000,000        991,280
                                                                       3,956,063

Food Products-- 0.7%
Canadian Wheat Board
         6.570%   09/05/00 1,000,000        987,955
Total Commercial Paper -- Foreign

(amortized cost $4,944,018)                                   4,944,018
REPURCHASE AGREEMENT-- 0.1%
State Street Bank and Trust Company,
         4.25%, due 07/03/00 (collateralized
         by $130,000 par value U.S. Treasury
         Bond, 12.500%, due 08/15/14, with
         a value of $190,450, cost $181,000)                  181,000  181,000
Total Investments-- 99.7%
(amortized cost $145,080,032)                                       145,080,032
Other Assets Less Liabilities-- 0.3%                                   419,883
Net Assets-- 100.0%                                                 $145,499,915

See notes to financial statements


Statements of Assets and liabilities
June 30, 2000 (Unaudited)
Transamerica      Transamerica      Transamerica      Transamerica      Transamerica     Transamerica
Premier           Premier            Premier         Premier         Premier          Premier
Aggressive        Small Company       Equity           Value             Index            Balanced
Growth Fund       Fund                      Fund              Fund              Fund             Fund
Transamerica      Transamerica              Transamerica
Premier  Premier           Premier
High Yield        Bond Fund                 Cash Reserve
Fund              Fund                      Fund
Assets
Investments, at cost
$150,967,578      $210,332,038              $174,908,712      $9,516,186        $35,838,103      $58,940,122
$90,914,163       $18,061,699               $145,080,032
Investments, at value

$233,413,584      $354,391,559              $311,109,438      $11,805,785       $50,802,475      $71,426,911
$85,209,560       $17,849,329               $145,080,032
Cash

662,849 --                          239              381               331              345
267               453                       80
Receivables:
Dividends and interest

18,402            67,008                    27,261            1,977             34,220           465,615
1,898,090         287,498           21
Variation margin

--               --                        --                --                 58,075          --
--                 --                         --
Securities sold

2,549,540         13,581,143               --                 406,433  12,017          --
--                 --                         --
Fund shares sold

64,801            1,507,636                 27,584            18,630            29,347           160,583
16,039            1,455                     567,214
Reimbursement from adviser

5,651             7,586                     5,468             12,031            34,145           5,604
6,218             7,363                     49,436
Prepaid expenses and other assets
--               --                         2,748            --                 1,684            2,911
--                2,504                     5,600
$236,714,827      $369,554,932              $311,172,738      $12,245,237       $50,972,294      $72,061,969
$87,130,174       $18,148,602               $145,702,383

Liabilities
Payables:

Securities purchased

4,751,400         12,273,643                1,801,683         236,438  206,258  664,330
--                749,483          --
Fund shares redeemed

52,701            295,692           36,985          --                 6,925            11,640
7,721            --                         103,935
Advisory fees

160,377  241,408           212,862  7,110            12,461            42,464
39,012            8,444                     40,760
Directors' fees

1,376             1,649                     1,933             67                325              434
1,040             125                       1,006
Distribution fees

47,492            71,329                    62,871            2,434             4,415   1        4,263
351               3,555                     597
Disbursement in excess of demand deposit cash
--                15,622                   --                --                --               --
--                 --                         --
Other accrued expenses

124,947  123,417           197,125  11,606           48,899            45,829
44,414            22,671                    56,170
5,438,293         13,022,760                2,313,459         257,655  279,283  778,960
92,538            784,278           202,468
Total Net Assets

$231,276,534      $356,532,172              $308,859,279      $11,987,582       $50,693,011      $71,283,009
$87,037,636       $17,364,324               $145,499,915

Net Assets Consist Of:
Paid in capital
$96,604,061       $156,344,545              $138,674,951      $9,253,614        $34,881,816      $45,499,928
$95,088,049       $17,922,103               $145,499,915
Undistributed net investment income (loss)
(1,332,404)       (2,143,702)               (1,745,728)       (43,427) 432,922  595,071
1                --                        --
Accumulated net realized gain (loss) on investments and futures transactions
53,558,871        58,271,808                35,729,330        487,796  409,301  12,701,221
(2,345,811)       (345,409)                --
Net unrealized appreciation (depreciation) of investments and futures contracts
82,446,006        144,059,521               136,200,726       2,289,599         14,968,972       12,486,789
(5,704,603)       (212,370)                --
Total Net Assets

$231,276,534      $356,532,172              $308,859,279      $11,987,582       $50,693,011      $71,283,009
$87,037,636       $17,364,324               $145,499,915

Investor Class
Net Assets

$229,289,960      $354,493,474              $307,270,567      $11,539,563       $49,613,683      $70,558,155
$1,714,423        $17,049,296               $144,054,017
Shares Outstanding

 6,498,727        8,459,165                 9,326,452         880,627  2,333,259        3,141,741
189,322  1,753,668                  144,054,017

Net Asset Value, Offering Price and Redemption Price Per Share
$        35.28    $        41.91            $        32.95    $        13.10    $       21.26    $        22.46
$        9.06     $        9.72             $        1.00

Institutional Class
Net Assets

$        --        $        --                $        --        $        --        $       --        $        --
$85,323,213       $       --                $       --
Shares Outstanding

--                 --                         --                 --                 --                --
9,469,756        --                        --

Net Asset Value, Offering Price and Redemption Price Per Share
$        --        $        --                $        --        $        --        $       --        $        --
$        9.01     $       --                $       --

Class A
Net Assets

$1,164,221        $1,241,915                $776,291 $215,593 $667,262 $354,951
$       --        $233,995          $1,290,456
Shares Outstanding

33,076            29,748                    23,658            16,480            31,446           15,847
--                24,080                    1,290,456

Net Asset Value and Redemption Price Per Share

$        35.20    $        41.75            $        32.81    $        13.08    $       21.22    $        22.40
$       --        $        9.72             $        1.00

Maximum Sales Charge

5.25%             5.25%                     5.25%             5.25%             5.25%            5.25%
                  4.75%
Maximum Offering Price Per Share

$        37.15    $        44.06            $        34.63    $        13.80    $       22.40    $        23.64
$       --        $        10.20            $       --

Class M
Net Assets

$822,353 $796,783          $812,421 $232,426$412,066 $369,903
$       --        $81,033           $155,442
Shares Outstanding

23,462            19,171                    24,870            17,823            19,430           16,528
--                8,326                     155,442

Net Asset Value and Redemption Price Per Share

$        35.05    $        41.56            $        32.67    $        13.04    $       21.21    $        22.38
$       --        $        9.73             $        1.00

Maximum Sales Charge

1.00%             1.00%                     1.00%             1.00%             1.00%            1.00%
                  1.00%
Maximum Offering Price Per Share

$        35.40    $        41.98            $        33.00    $        13.17    $       21.42    $        22.61
$       --        $        9.83             $       --

 See notes to financial statements





Statements of operations

For the six months ended June 30, 2000 (Unaudited)
Transamerica      Transamerica              Transamerica      Transamerica      Transamerica     Transamerica
Premier  Premier           Premier  Premier Premier  Premier
Aggressive        Small Company     Equity           Value             Index            Balanced
Growth Fund       Fund                      Fund              Fund              Fund             Fund
Transamerica      Transamerica              Transamerica
Premier  Premier           Premier
High Yield        Bond                      Cash Reserve
Fund              Fund                      Fund

Investment Income
Interest income

$2,910            $80,217           $80,107 $3,163            $261,691 $886,270
$3,865,787        $648,960          $4,351,008
Dividend income

214,393* 162,583           185,425* 17,367           233,963* 122,961
163,125 --                         --
Total Income

217,303  242,800           265,532  20,530           495,654  1,009,231
4,028,912         648,960           4,351,008

Expenses
Investment adviser fee

1,002,846         1,622,439                 1,327,187         39,812            73,897           248,858
228,810  50,414                     248,682
Transfer agent fees:
Investor class

155,337  137,613           153,959  16,989           50,411            35,662
18,977            20,884                    77,035
Institutional class

--                 --                         --                 --                 --                --
16,239           --                        --
Class A

13,037            13,128                    13,089            13,128            13,128           13,128
--                13,128                    13,426
Class M

13,367            13,173                    13,180            13,128            13,128           13,128
--                13,128                    13,426

Distribution fees:
Investor class
292,949  475,103           388,777  12,996           24,284            82,372
2,149             20,760                   --
Class A

1,560             1,725                     1,134             202               831              510
--                249                       2,408
Class M

2,139             2,243                     1,829             314               668              519
--                164                       363
Custodian fees

46,492            64,751                    59,117            17,684            57,131           28,077
26,160            20,232                    44,427
Registration fees

18,266            26,253                    34,273            7,463             7,493            10,465
5,179             8,697                     23,923
Audit fees

12,406            21,444                    14,963            533               2,133            2,934
3,696             724                       7,685
Legal fees

449               1,476                     1,155             39                170              240
304               63                        511
Printing fees and expenses
9,522             18,061                    14,450            437               2,210            2,972
3,878             705                       6,402
Directors' fees and expenses
4,911             8,123                     6,236             205               927              1,273
1,351             319                       2,695
Other expenses

3,348             7,674                     8,493             242               3,085            1,696
2,755             446                       3,623
Total expenses before waiver        and reimbursement
1,576,629         2,413,206                 2,037,842         123,172  249,496  441,834
309,498  149,913           444,606
Reimbursed expenses and waived fees
(26,922) (26,704)          (26,582) (59,215)(186,764)         (27,817)
(37,004) (40,484)          (264,418)
Net Expenses

1,549,707         2,386,502                 2,011,260         63,957            62,732           414,017
272,494  109,429           180,188
Net Investment Income (Loss)
(1,332,404)       (2,143,702)               (1,745,728)       (43,427) 432,922  595,214
3,756,418         539,531           4,170,820
Net Realized and Unrealized  Gain (Loss) on Investments Net realized gain (loss)
on investments and futures contracts

32,427,087        53,194,719                32,609,639        580,269  176,523  11,302,357
245,724  (184,670)                 --
Change in net unrealized appreciation (depreciation) of investments and futures contracts
(19,519,089)      (32,720,822)              (21,536,347)      909,592  (918,732)        (5,730,471)
(2,434,822)       175,495          --
Net Realized and Unrealized         Gain (Loss) on Investments
12,907,998        20,473,897                11,073,292        1,489,861         (742,209)        5,571,886
(2,189,098)       (9,175)                  --
Net Increase (Decrease) in Net Assets Resulting From Operations
$11,575,594       $18,330,195               $9,327,564        $1,446,434        $(309,287)       $6,167,100
$1,567,320        $530,356          $4,170,820

*Net of foreign withholding taxes, the amounts that were withheld in the Aggressive Growth, Equity and Index Funds were $1,819, $1,945 and $1,248, respectively.

See notes to financial statements




Statements of Changes in Net Assets

         Transamerica Premier       Transamerica Premier      Transamerica Premier
         Aggressive Growth Fund     Small Company Fund                         Equity Fund
         Period Ended      Year Ended       Period Ended      Year Ended        Period Ended     Year Ended
         June 30, 2000     December 31,     June 30, 2000     December 31,      June 30, 2000    December 31,
         (Unaudited)           1999 (Unaudited)          1999 (Unaudited)           1999
Increase (Decrease) in Net Assets
Operations
Net investment loss

         $(1,332,404)      $(2,693,151)     $(2,143,702)      $(2,293,507)      $(1,745,728)     $(3,518,585)
Net realized gain on investments and futures transactions
         32,427,087        33,280,403       53,194,719        30,996,817        32,609,639       12,432,764
Net change in unrealized appreciation (depreciation) of investments                     (19,519,089)      54,492,477
(32,720,822)      130,364,462       (21,536,347)     75,670,336
Net increase in net assets resulting from operations
         11,575,594        85,079,729       18,330,195        159,067,772       9,327,564        84,584,515
Dividends/Distributions to Shareholders Net investment income:

Investor class   --                --               --                --               --                --
Institutional class--              --               --                --               --                --
Class A --                --               --                --                --               --
Class M --                --               --                --                --               --
Net realized gains:
Investor class   --        (6,270,729)              --        (23,185,123)             --        (9,085,058)
Institutional class--              --               --                --               --                --
Class A --        (19,628)         --       (59,588)         --        (14,664)
Class M --        (14,494)         --       (40,385)         --        (15,397)
Net decrease in net assets resulting from distributions
                 --        (6,304,851)              --        (23,285,096)             --        (9,115,119)
Fund Share Transactions

         (18,391,135)      (18,178,491)     (8,790,746)       1,819,637         (25,121,152)     (41,137,350)
Net increase (decrease) in net assets
         (6,815,541)       60,596,387       9,539,449         137,602,313       (15,793,588)     34,332,046
Net Assets
Beginning of period

         238,092,075       177,495,688      346,992,723       209,390,410       324,652,867      290,320,821
End of period1
         $231,276,534      $238,092,075     $356,532,172      $346,992,723      $308,859,279     $324,652,867

1Includes undistributed net investment income (loss) of:
         $(1,332,404)      $       --       $(2,143,702)      $       --        $(1,745,728)     $       --

 See notes to financial statements


         Transamerica Premier       Transamerica Premier      Transamerica Premier
                  Value Fund                         Index Fund                     Balanced Fund
         Period Ended      Year Ended       Period Ended      Year Ended        Period Ended     Year Ended
         June 30, 2000     December 31,     June 30, 2000     December 31,      June 30, 2000    December 31,
         (Unaudited)           1999 (Unaudited)          1999 (Unaudited)            1999
Increase(Decrease) in Net Assets
Operations
Net investment income (loss)
         $(43,427)         $(81,214)        $432,922 $725,690 $595,214 $1,131,140
Net realized gain on investments and futures transactions
         580,269  770,852  176,523  1,227,087        11,302,357        4,819,176
Net change in unrealized appreciation (depreciation) of investments
         909,592  (53,279) (918,732)        6,449,700         (5,730,471)       2,501,393
Net increase (decrease) in net assets resulting from operations
         1,446,434         636,359  (309,287)        8,402,477         6,167,100        8,451,709
Dividends/Distributions to Shareholders Net investment income:

Investor class   --                --               --        (718,647)                --        (1,155,112)
Institutional class--              --               --                --               --                --
Class A --                --               --        (5,730)                   --       (5,495)
Class M --                --               --        (1,367)                   --       (2,016)
Net realized gains:
Investor class   --                --               --        (1,684,598)              --        (3,413,640)
Institutional class--              --               --                --               --                --
Class A --                --               --        (16,669)         --        (16,893)
Class M --                --               --        (4,977)                   --       (7,161)
Net decrease in net assets resulting from distributions
                 --                --               --        (2,431,988)              --        (4,600,317)
Fund Share Transactions

         1,126,114         (335,156)        (59,207) 8,746,026         188,724  (846,647)
Net increase (decrease) in net assets
         2,572,548         301,203  (368,494)        14,716,515        6,355,824        3,004,745
Net Assets
Beginning of period

         9,415,034         9,113,831        51,061,505        36,344,990        64,927,185       61,922,440
End of period1
         $11,987,582       $9,415,034       $50,693,011       $51,061,505       $71,283,009      $64,927,185

1Includes undistributed net investment income (loss) of:
         $(43,427)         $       --       $432,922 $       --        $595,071 $(143)

See notes to financial statements





Statements of Changes in Net Assets (concluded)
         Transamerica Premier       Transamerica Premier      Transamerica Premier
         High Yield Bond Fund               Bond Fund                  Cash Reserve Fund
         Period Ended      Year Ended       Period Ended      Year Ended        Period Ended     Year Ended
         June 30, 2000     December 31,     June 30, 2000     December 31,      June 30, 2000    December 31,
         (Unaudited)           1999 (Unaudited)          1999 (Unaudited)           1999
Increase (Decrease) in Net Assets
Operations
Net investment income

         $3,756,418        $6,988,146       $539,531 $1,005,682        $4,170,820       $4,957,367
Net realized gain (loss) on investments and futures transactions
         245,724  (1,881,329)       (184,670)        (160,323)                 --               --
Net change in unrealized appreciation (depreciation) of investments
         (2,434,822)       (1,133,560)      175,495  (866,339)                 --               --
Net increase (decrease) in net assets resulting from operations
         1,567,320         3,973,257        530,356  (20,980) 4,170,820         4,957,367
Dividends/Distributions to Shareholders
Net investment income:
Investor class

         (75,569) (169,095)         (532,902)        (998,717)         (4,129,347)      (4,918,811)
Institutional class

         (3,731,896)       (6,866,482)              --                --               --                --
Class A --                --        (4,814)          (7,776)           (38,224) (37,319)
Class M --                --        (1,815)          (663)             (3,249)          (1,237)
Net realized gains:
Investor class   --        (60)                     --        (115,604)                --                --
Institutional class--      (2,883)                  --                --               --                --
Class A --                --               --        (927)                     --               --
Class M --                --               --        (251)                     --               --
Net decrease in net assets resulting from distributions
         (3,807,465)       (7,038,520)      (539,531)         (1,123,938)       (4,170,820)      (4,957,367)
Fund Share Transactions

         10,509,041        9,017,222        357,685  818,215  (20,723,714)      89,954,730
Net increase (decrease) in net assets
         8,268,896         5,951,959        348,510  (326,703)         (20,723,714)     89,954,730
Net Assets
Beginning of period

         78,768,740        72,816,781       17,015,814        17,342,517        166,223,629      76,268,899
End of period1
         $87,037,636       $78,768,740      $17,364,324       $17,015,814       $145,499,915     $166,223,629

1Includes undistributed net investment income (loss) of:
         $        1        $51,048  $      --        $       --        $       --       $       --

See notes to financial statements financial highlights The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. Transamerica
Premier Aggressive Growth Fund Investor Class

Period Ended      Year Ended        Year Ended       Period Ended
June 30, 2000     December 31,      December 31,     December 31,
(Unaudited)           1999     1998     1997*

Transamerica Premier Small Company Fund
                  Investor Class

Period Ended      Year Ended        Year Ended       Period Ended
June 30, 2000     December 31,      December 31,     December 31,
(Unaudited)           1999     1998     1997*
Net Asset Value
Beginning of period
$        33.55    $        22.42    $       12.18    $        10.00
$        38.95    $        21.99    $       12.49    $        10.00
Operations
Net investment loss1
         (0.20)a           (0.33)a          (0.04)            (0.03)
         (0.24)a           (0.29)a          (0.02)            (0.02)
Net realized and unrealized gain on investments
         1.93              12.37            10.28             2.21
         3.20              20.29            9.93              2.51
Total from investment operations
         1.73              12.04            10.24             2.18
         2.96              20.00            9.91              2.49
Dividends/Distributions to Shareholders
Net investment income

         --                 --                --                 --
         --                 --                --                 --
Net realized gains on investments
        --                 (0.91)          --                --
        --                 (3.04)           (0.41)           --
Total dividends/distributions

        --                 (0.91)          --                --
        --                 (3.04)           (0.41)           --
Net Asset Value
End of period

$        35.28    $        33.55    $       22.42    $        12.18
$        41.91    $        38.95    $       21.99    $        12.49

Total Return2
         5.22%             54.25%   84.07%  21.80%
         7.60%             93.99%   80.27%  24.90%

Ratios and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver

         1.31%+            1.39%            1.40%             1.40%+
         1.25%+            1.34%            1.40%             1.40%+
Before reimbursement/fee waiver

         1.31%+            1.39%            1.60%             2.08%+
         1.25%+            1.34%            1.59%             2.12%+
Net investment loss, after reimbursement/fee waiver
         (1.13%)+ (1.30%)  (0.92%)  (0.59%)+
         (1.12%)+ (1.09%)  (0.67%)  (0.43%)+
Portfolio turnover rate

         35%               80%              32%               17%
         40%               50%              26%               74%
Net assets, end of period (in thousands)
         $229,290 $236,741 $177,493 $12,780
         $354,493 $345,341 $209,388 $11,122

+ Annualized

* Inception  (Investor  Class) -- June 30, 1997;  funds commenced  operations on
July 1, 1997.

1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.20), $(0.33), $(0.05) and $(0.06) for the Aggressive
Growth Fund and $(0.24), $(0.29), $(0.03) and $(0.06) for the Small Company Fund for the periods ended June 30, 2000 and December 31, 1999, 1998 and 1997, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements




financial highlights (continued)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

         Transamerica Premier Equity Fund
                  Investor Class

Period Ended      Year Ended        Year Ended       Year Ended        Year Ended       Period Ended
June 30, 2000     December 31,      December 31,     December 31,      December 31, December 31,
(Unaudited)           1999     1998     1997    1996     1995*
         Transamerica Premier Value Fund
                  Investor Class
Period Ended      Year Ended        Period Ended
June 30, 2000     December 31,      December 31,
(Unaudited)           1999     1998**
Net Asset Value
Beginning of period
$        31.96    $        24.78    $       18.53    $        12.65    $        9.82    $        10.00
$        11.37    $        10.59    $       10.00
Operations
Net investment income (loss)1
         (0.18)a           (0.29)a          (0.15)            (0.04)            (0.06)           0.02
         (0.05)a           (0.10)a         --
Net realized and unrealized gain (loss) on investments
         1.17              8.40             6.42              6.05              2.91             (0.20)
         1.78              0.88             0.62
Total from investment operations
         0.99              8.11             6.27              6.01              2.85             (0.18)
         1.73              0.78             0.62
Dividends/Distributions to Shareholders
Net investment income

        --                --               --                --                 (0.02)          --
        --                --                (0.03)
Net realized gains on investments
        --                 (0.93)           (0.02)            (0.13)           --               --
         --                 --                --
Total dividends/distributions

        --                 (0.93)           (0.02)            (0.13)            (0.02)          --
        --                --                (0.03)
Net Asset Value
End of period

$        32.95    $        31.96    $       24.78    $        18.53    $        12.65   $        9.82
$        13.10    $        11.37    $       10.59

Total Return2
         3.10%             33.26%   33.85%  47.51%   29.07%   (1.80%)  15.22%   7.37%            6.19%

Ratios and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver

         1.29%+            1.30%            1.42%             1.49%             1.50%            0.25%+
         1.20%+            1.20%            1.20%+
Before reimbursement/fee waiver

         1.29%+            1.30%            1.42%             1.51%             1.95%            2.39%+
         1.79%+            1.96%            2.21%+
Net investment income (loss), after reimbursement/fee waiver
         (1.12%)+ (1.07%)  (0.96%)  (0.71%) (0.66%)  1.51%+
         (0.81%)+ (0.90%)  (0.04%)+
Portfolio turnover rate

         20%               42%              59%               13%               60%             --
         33%               87%              72%
Net assets, end of period (in thousands)
         $307,271 $323,538 $290,318 $111,567$30,454  $11,070  $11,540  $9,256           $9,111

+ Annualized

* Inception (Investor Class) -- October 2, 1995.

** Inception  (Investor  Class) -- March 31, 1998; fund commenced  operations on
April 1, 1998.

1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.18), $(0.29), $(0.15), $(0.04), $(0.10) and $(0.01),
for the Equity Fund for the periods  ended June 30, 2000 and  December 31, 1999,
1998, 1997, 1996 and 1995, respectively and $(0.09), $(0.18) and $(0.08) for the
Value Fund for the periods ended June 30, 2000 and December 31, 1999 and 1998.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.

a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

 See notes to financial statements




                                    Transamerica Premier Index Fund
                                            Investor Class

         Period Ended      Year Ended       Year Ended        Year Ended        Year Ended       Period Ended
         June 30, 2000     December 31,     December 31,      December 31,      December 31,     December 31,
         (Unaudited)           1999     1998    1997     1996     1995*
Net Asset Value
Beginning of period
         $        21.39    $        18.63   $        15.49    $        11.96    $       10.59    $        10.00
Operations
Net investment income1
                  0.18a             0.34a            0.37              0.32             0.27              0.06
Net realized and unrealized gain (loss) on investments
                  (0.31)            3.47             3.98              3.60             2.06              0.53
Total from investment operations
                  (0.13)            3.81             4.35              3.92             2.33              0.59
Dividends/Distributions to Shareholders
Net investment income

                 --                 (0.30)           (0.37)            (0.32)           (0.33)           --
Net realized gains on investments
                 --                 (0.75)           (0.84)            (0.07)           (0.63)           --
Total dividends/distributions

                 --                 (1.05)           (1.21)            (0.39)           (0.96)           --
Net Asset Value
End of period

         $        21.26    $        21.39   $        18.63    $        15.49    $       11.96    $        10.59

Total Return2
                  (0.61%)  20.65%   28.45%  33.14%   22.33%   5.90%

Ratios and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver

                  0.25%+            0.25%            0.25%             0.25%            0.35%             0.25%+
Before reimbursement/fee waiver

                  0.90%+            0.99%            1.14%             1.57%            2.29%             4.12%+
Net investment income, after reimbursement/fee waiver
                  1.76%+            1.67%            2.26%             2.31%            2.48%             2.70%+
Portfolio turnover rate

                  10%               22%              32%               11%              94%               4%
Net assets, end of period (in thousands)
                  $49,614  $50,374  $36,342 $23,992  $10,814  $6,934

+ Annualized

* Inception (Investor Class) -- October 2, 1995.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income
(loss) per share would have been $0.12,  $0.19,  $0.22, $0.14, $0.06 and $(0.03)
for the Index Fund for the periods  ended June 30, 2000 and  December  31, 1999,
1998, 1997, 1996 and 1995, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.

a Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements




financial highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                    Transamerica Premier Balanced Fund
                                                     Investor Class

         Period Ended      Year Ended       Year Ended        Year Ended        Year Ended       Period Ended
         June 30, 2000     December 31,     December 31,      December 31,      December 31,     December 31,
         (Unaudited)           1999     1998    1997     1996     1995*
Net Asset Value
Beginning of period
         $        20.50    $        19.24   $        15.54    $        11.57    $       10.23    $        10.00
Operations
Net investment income1
                  0.19a             0.35a            0.23              0.11             0.14              0.06
Net realized and unrealized gain on investments
                  1.77              2.43             4.31              3.97             1.40              0.17
Total from investment operations
                  1.96              2.78             4.54              4.08             1.54              0.23
Dividends/Distributions to Shareholders
Net investment income

                 --                 (0.37)           (0.22)            (0.11)           (0.20)           --
Net realized gains on investments
                 --                 (1.15)           (0.62)           --               --                --
Total dividends/distributions

                 --                 (1.52)           (0.84)            (0.11)           (0.20)           --
Net Asset Value
End of period

         $        22.46    $        20.50   $        19.24    $        15.54    $       11.57    $        10.23

Total Return2
                  9.56%             14.81%  29.30%   35.38%   15.28%   2.30%

Ratios and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver

                  1.24%+            1.31%            1.43%             1.45%            1.45%             0.25%+
Before reimbursement/fee waiver

                  1.24%+            1.31%            1.43%             1.62%            1.94%             2.12%+
Net investment income, after reimbursement/fee waiver
                  1.80%+            1.76%            1.60%             0.83%            1.34%             3.12%+
Portfolio turnover rate

                  66%               61%              32%               23%              19%               16%
Net assets, end of period (in thousands)
                  $70,558  $64,448  $61,920 $26,799  $16,041  $12,084

+ Annualized

* Inception (Investor Class) -- October 2, 1995.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.19, $0.35, $0.23, $0.09,$0.09 and $0.02, for the
Balanced Fund for the periods  ended June 30, 2000 and December 31, 1999,  1998,
1997, 1996 and 1995, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.

a Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial





Transamerica Premier High Yield Bond Fund
                  Investor Class

Period Ended      Year Ended        Period Ended
June 30, 2000     December 31,      December 31,
(Unaudited)           1999     1998*

Transamerica Premier Bond Fund
         Investor Class

Period Ended      Year Ended        Year Ended       Year Ended        Year Ended       Period Ended
June 30, 2000     December 31,      December 31,     December 31,      December 31,     December 31,
 (Unaudited)          1999     1998     1997    1996     1995**
Net Asset Value
Beginning of period
$        9.29     $        9.63     $10.00
$        9.73     $        10.41    $       10.19    $        9.86     $        10.37   $        10.00
Operations
Net investment income1
         0.40a             0.79             0.73
         0.31              0.58             0.61              0.62              0.56             0.16
Net realized and unrealized gain (loss) on investments
         (0.23)            (0.27)           (0.68)
         (0.01)            (0.60)           0.33              0.33              (0.46)           0.32
Total from investment operations
         0.17              0.52             0.05
         0.30              (0.02)           0.94              0.95              0.10             0.48
Dividends/Distributions to Shareholders
Net investment income

         (0.40)            (0.86)           (0.41)
         (0.31)            (0.59)           (0.61)            (0.62)            (0.61)           (0.11)
Net realized gains on investments
        --                --                (0.01)
        --                 (0.07)           (0.11)           --                --               --
Total dividends/distributions

         (0.40)            (0.86)           (0.42)
         (0.31)            (0.66)           (0.72)            (0.62)            (0.61)           (0.11)
Net Asset Value
End of period

$        9.06     $        9.29     $       9.63
$        9.72     $        9.73     $       10.41    $        10.19    $        9.86    $        10.37

Total Return2
         1.88%             5.43%            0.58%
         3.13%             (0.22%)  9.58%            9.99%             1.16%            4.82%

Ratios and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver
         0.90%+            0.90%            0.90%+
         1.30%+            1.30%            1.30%             1.30%             1.30%            0.25%+
Before reimbursement/fee waiver
         3.58%+            3.60%            6.50%+
         1.45%+            1.47%            1.47%             1.64%             1.81%            1.93%+
Net investment income, after        reimbursement/fee waiver
         8.78%+            8.94%            23.97%+
         6.42%+            5.82%            5.94%             6.25%             5.66%            6.55%+
Portfolio turnover rate

         41%               30%              22%
         300%              301%             165%              99%               7%               19%
Net assets, end of period (in thousands)
         $1,714            $1,610           $1,402
         $17,049  $16,833  $17,340  $14,236 $12,553  $11,827

+ Annualized

*Inception  (Investor Class) -- June 30, 1998; fund commenced operations on July
1, 1998.

** Inception (Investor Class) -- October 2, 1995.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the  Administrator had not reimbursed  expenses,  net investment income per share  would have been  $0.28,  $0.55 and $0.56 for the High Yield Bond Fund
for  the  periods   ended  June  30,  2000  and  December  31,  1999  and  1998, respectively,  and $0.30, $0.57, $0.59, $0.58, $0.50 and $0.12 for the Bond Fund
for the periods ended June 30, 2000 and December 31, 1999,  1998, 1997, 1996 and
1995, respectively.

2Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.

a Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements




financial highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Transamerica Premier Cash Reserve Fund
Investor Class

Period Ended      Year Ended        Year Ended       Year Ended        Year Ended       Period Ended
June 30, 2000     December 31,      December 31,     December 31,      December 31,     December 31,
(Unaudited)           1999     1998     1997    1996     1995*

Transamerica Premier High Yield Bond Fund
Institutional Class
Period Ended      Year Ended        Period Ended
June 30, 2000     December 31,      December 31,
(Unaudited)           1999     1998**

Net Asset Value
Beginning of period

$        1.00     $        1.00     $       1.00     $        1.00     $        1.00    $        1.00
$        9.25     $        9.61     $       10.00
Operations
Net investment income1
         0.03              0.05             0.05              0.05              0.05             0.01
         0.42              0.88             0.42
Net realized and unrealized loss on investments
         --                 --                --                 --                 --                --
         (0.24)            (0.36)           (0.38)
Total from investment operations
         0.03              0.05             0.05              0.05              0.05             0.01
         0.18              0.52             0.04
Dividends/Distributions to Shareholders
Net investment income

         (0.03)            (0.05)           (0.05)            (0.05)            (0.05)           (0.01)
         (0.42)            (0.88)           (0.42)
Net realized gains on investments
         --                 --                --                 --                 --                --
        --                --                (0.01)
Total dividends/distributions

         (0.03)            (0.05)           (0.05)            (0.05)            (0.05)           (0.01)
         (0.42)            (0.88)           (0.43)
Net Asset Value
End of period

$        1.00     $        1.00     $       1.00     $        1.00     $        1.00    $        1.00
$        9.01     $        9.25     $       9.61

Total Return2
         2.96%             5.05%            5.45%             5.48%             5.34%            1.39%
         1.91%             5.50%            0.51%

Ratios and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver

         0.25%+            0.25%            0.25%             0.25%             0.25%            0.25%+
         0.65%+            0.65%            0.65%+
Before reimbursement/fee waiver

         0.58%+            0.66%            0.73%             0.95%             1.09%            1.37%+
         0.68%+            0.69%            0.80%+
Net investment income, after reimbursement/fee waiver
         5.87%+            4.97%            5.29%             5.35%             5.21%            5.55%+
         9.03%+            9.10%            8.81%+
Portfolio turnover rate

         --                 --                --                 --                 --                --
         41%               30%              22%
Net assets, end of period (in thousands)
         $144,054 $165,301 $76,267  $51,246 $32,041  $27,996  $85,323  $77,159  $71,415

+ Annualized

* Inception (Investor Class) -- October 2, 1995.

** Inception (Institutional Class) -- June 30, 1998; fund commenced operations on July 1, 1998.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.03, $0.05, $0.05, $0.05, $0.04 and $0.01 for the
Cash  Reserve  Fund for the periods  ended June 30, 2000 and  December 31, 1999,
1998, 1997, 1996 and 1995, respectively, and $0.41, $0.87 and $0.41 for the High
Yield Bond Fund for the periods  ended June 30, 2000 and  December  31, 1999 and
1998, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.

See notes to financial statements





Transamerica Premier Aggressive Growth Fund Transamerica Premier Small Company Fund
                  Class A                                              Class A
Period Ended      Year Ended        Period Ended              Period Ended      Year Ended       Period Ended
June 30, 2000     December 31,      December 31,              June 30, 2000     December 31,     December 31,
(Unaudited)           1999     1998*                 (Unaudited)           1999     1998*
Net Asset Value
Beginning of period
$33.49   $22.41   $17.55            $38.87  $21.99   $17.20
Operations
Net investment loss1
(0.23)a           (0.37) a          (0.11)                    (0.29) a          (0.35) a         (0.08)
Net realized and unrealized gain on investments
1.94              12.36             4.97                      3.17              20.27            4.87
Total from investment operations
1.71              11.99             4.86                      2.88              19.92            4.79
Dividends/Distributions to Shareholders
Net investment income
--                 --                 --                         --                 --                --
Net realized gains on investments
--                (0.91)           --                        --                 (3.04)          --
Total dividends/distributions

--                (0.91)           --                        --                 (3.04)          --
Net Asset Value
End of period

$35.20   $33.49   $22.41            $41.75  $38.87   $21.99

Total Return 2
5.14%             54.09%   27.69%           7.41%             93.63%   27.85%

Ratios and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver

1.50%+            1.50%             1.50%+                    1.50%+            1.50%            1.50%+
Before reimbursement/fee waiver

4.47%+            8.63%             2091.85%+                 4.18%+            9.86%            2146.03%+
Net investment (loss), after reimbursement/fee waiver
(1.31%)+ (1.43%)  (1.07%)+          (1.37%)+(1.26%)  (0.79%)+
Portfolio turnover rate

35%               80%               32%                       40%               50%              26%
Net assets, end of period (in thousands)
$1,164            $        778      $       1                 $1,242            $1,062           $        1

+ Annualized

* Inception  (Class A) -- June 30, 1998;  funds commenced  operations on July 1,
1998.

1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.75), $(2.21) and $(221.25) for the Aggressive Growth
Fund and $(0.85), $(2.65) and $(212.68) for the Small Company Fund, for the periods ended June 30, 2000 and December 31, 1999 and 1998, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges.

a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements





financial highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Transamerica Premier Equity Fund                     Transamerica Premier Value Fund
                  Class A                                              Class A
Period Ended      Year Ended        Period Ended              Period Ended      Year Ended       Period Ended
June 30, 2000     December 31,      December 31,              June 30, 2000     December 31,     December 31,
(Unaudited)           1999     1998*                 (Unaudited)           1999     1998*
Net Asset Value
Beginning of period
$31.88            $24.79            $22.86                    $11.35            $10.59           $9.71
Operations
Net investment loss1
(0.23)a           (0.37) a          (0.16)                    (0.06) a          (0.11) a         (0.02)
Net realized and unrealized gain on investments
1.16              8.39              2.09                      1.79              0.87             0.92
Total from investment operations
0.93              8.02              1.93                      1.73              0.76             0.90
Dividends/Distributions to Shareholders
Net investment income
--               --                --                        --                --                (0.02)
Net realized gains on investments
--                (0.93)           --                        --                --               --
Total dividends/distributions
--                (0.93)           --                        --                --                (0.02)
Net Asset Value
End of period
$32.81            $31.88            $24.79                    $13.08            $11.35           $10.59

Total Return2
2.92%             32.88%   8.44%                     15.24%   7.18%             9.31%

Ratios and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver

1.60%+            1.60%             1.60%+                    1.30%+            1.30%            1.30%+
Before reimbursement/fee waiver

5.68%+            18.56%   2133.52%+                 26.01%+  67.64%   2533.76%+
Net investment (loss), after reimbursement/fee waiver
(1.42%)+ (1.33%)  (1.26%)+          (0.92%)+(0.99%)  (0.42%)+
Portfolio turnover rate

20%               42%               59%                       33%               87%              72%
Net assets, end of period (in thousands)
$        776      $        530      $       1                 $        216      $       87       $        1

+ Annualized

* Inception  (Class A) -- June 30, 1998;  funds commenced  operations on July 1,
1998.

1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been, $(0.89), $(5.01) and $(269.96) for the Equity Fund and $(1.58), $(7.21) and $(116.09) for the Value Fund for the periods ended June 30, 2000 and December 31, 1999 and 1998, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges.

a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements





Transamerica Premier Index Fund                      Transamerica Premier Balanced Fund
                  Class A                                              Class A
Period Ended      Year Ended        Period Ended              Period Ended      Year Ended       Period Ended
June 30, 2000     December 31,      December 31,              June 30, 2000     December 31,     December 31,
 (Unaudited)          1999     1998*                  (Unaudited)          1999     1998*
Net Asset Value
Beginning of period

$21.37            $18.62            $17.59                    $20.47            $19.25           $17.99
Operations
Net investment income1
0.16a             0.30a             0.19                      0.16a             0.33a            0.18
Net realized and unrealized gain (loss) on investments
(0.31)            3.45              1.39                      1.77              2.39             1.87
Total from investment operations
(0.15)            3.75              1.58                      1.93              2.72             2.05
Dividends/Distributions to Shareholders
Net investment income
--                (0.25)            (0.27)                   --                 (0.35)           (0.17)
Net realized gains on investments
--                (0.75)            (0.28)                   --                 (1.15)           (0.62)
Total dividends/distributions
--                (1.00)            (0.55)                   --                 (1.50)           (0.79)
Net Asset Value
End of period
$21.22            $21.37            $18.62                    $22.40            $20.47           $19.25

Total Return2
(0.70%)  20.31%   8.94%                     9.43%             14.48%   11.41%

Ratios and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver

0.50%+            0.50%             0.50%+                    1.55%+            1.55%            1.55%+
Before reimbursement/fee waiver
6.96%+            8.67%             2141.94%+                 11.04%+  17.18%   2068.27%+
Net investment income, after reimbursement/fee waiver
1.51%+            1.47%             2.04%+                    1.51%+            1.65%            1.73%+
Portfolio turnover rate
10%               22%               32%                       66%               61%              32%
Net assets, end of period (in thousands)
$        667      $        524      $       1                 $        355      $       339      $        1

+ Annualized

* Inception  (Class A) -- June 30, 1998;  funds commenced  operations on July 1,
1998.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.51), $(1.36) and $(203.55) for the Index Fund and $(0.86), $(2.79) and $(214.50) for the Balanced Fund for the periods ended June
30, 2000 and December 31, 1999 and 1998, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges.

a Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements





financial highlights (continued)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Transamerica Premier Bond Fund              Transamerica Premier Cash Reserve Fund
                  Class A                                     Class A
Period Ended      Year Ended        Period Ended     Period Ended      Year Ended       Period Ended
June 30, 2000     December 31,      December 31,     June 30, 2000     December 31,     December 31,
(Unaudited)           1999     1998*        (Unaudited)           1999     1998*
Net Asset Value
Beginning of period
$9.73             $10.40            $10.32           $1.00             $1.00            $1.00
Operations
Net investment income1
0.30              0.55              0.29             0.03              0.05             0.02
Net realized and unrealized gain (loss) on investments
(0.01)            (0.57)            0.19            --                --               --
Total from investment operations
0.29              (0.02)            0.48             0.03              0.05             0.02
Dividends/Distributions to Shareholders
Net investment income
(0.30)            (0.58)            (0.29)           (0.03)            (0.05)           (0.02)
Net realized gains on investments
--                (0.07)            (0.11)          --                --               --
Total dividends/distributions
(0.30)            (0.65)            (0.40)           (0.03)            (0.05)           (0.02)
Net Asset Value
End of period
$9.72             $9.73             $10.40           $1.00             $1.00            $1.00

Total Return2
3.08%             (0.22%)  4.80%            2.78%             4.68%             2.50%

Ratios and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver

1.40%+            1.40%             1.40%+           0.60%+            0.60%            0.60%+
Before reimbursement/fee waiver
21.36%+  26.13%   2353.12%+         2.95%+           4.78%             2413.01%+
Net investment income, after reimbursement/fee waiver
6.38%+            5.82%             5.66%+           5.58%+            4.58%            4.85%+
Portfolio turnover rate
300%              301%              165%            --                --               --
Net assets, end of period (in thousands)
$        234      $        145      $       1        $1,290            $        819     $        1

+ Annualized

* Inception  (Class A) -- June 30, 1998;  funds commenced  operations on July 1,
1998.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income
(loss) per share would have been  $(0.65),  $(1.77) and  $(120.85)  for the Bond
Fund and $0.02, $0.00 and $(12.31) for the Cash Reserve Fund, for the periods ended June 30, 2000 and December 31, 1999 and 1998, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges.

See notes to financial statements





Transamerica Premier Aggressive Growth Fund Transamerica Premier Small Company Fund
                  Class M                                              Class M
Period Ended      Year Ended        Period Ended              Period Ended      Year Ended       Period Ended
June 30, 2000     December 31,      December 31,              June 30, 2000     December 31,     December 31,
  (Unaudited)          1999              1998*                  (Unaudited)          1999             1998*
Net Asset Value
Beginning of period

$33.39            $22.39            $17.55                    $38.74            $21.96           $17.20
Operations
Net investment loss1
(0.27)a           (0.45)a           (0.18)                    (0.34)a           (0.46)a          (0.14)
Net realized and unrealized gain on investments
1.93              12.36             5.02                      3.16              20.28            4.90
Total from investment operations
1.66              11.91             4.84                      2.82              19.82            4.76
Dividends/Distributions to Shareholders
Net investment income
--                 --                 --                         --                 --                --
Net realized gains on investments
--                (0.91)           --                        --                 (3.04)          --
Total dividends/distributions
--                (0.91)           --                        --                 (3.04)          --
Net Asset Value
End of period
$35.05            $33.39            $22.39                    $41.56            $38.74           $21.96

Total Return2
5.00%             53.78%   27.58%           7.31%             93.30%   27.67%

Ratios and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver

1.75%+            1.75%             1.75%+                    1.75%+            1.75%            1.75%+
Before reimbursement/fee waiver

5.60%+            25.05%   1559.17%+                 5.36%+            31.68%   1554.70%+
Net investment (loss), after reimbursement/fee waiver
(1.56%)+ (1.66%)  (1.32%)+          (1.62%)+(1.50%)  (1.05%)+
Portfolio turnover rate

35%               80%               32%                       40%               50%              26%
Net assets, end of period (in thousands)
$        822      $        574      $       1                 $        797      $       590      $        1

+ Annualized

* Inception  (Class M) -- June 30, 1998;  funds commenced  operations on July 1,
1998.

1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.95), $(6.73) and $(207.97) for the Aggressive Growth
Fund and $(1.08), $(9.61) and $(203.30) for the Small Company Fund for the periods ended June 30, 2000 and December 31, 1999 and 1998, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges.

aPer share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements





financial highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

 Transamerica Premier Equity Fund                    Transamerica Premier Value Fund
                  Class M                                              Class M
Period Ended      Year Ended        Period Ended              Period Ended      Year Ended       Period Ended
June 30, 2000     December 31,      December 31,              June 30, 2000     December 31,     December 31,
 (Unaudited)           1999              1998*                  (Unaudited)          1999              1998*
Net Asset Value
Beginning of period

$31.74            $24.73            $22.86                    $11.33            $10.59           $9.71
Operations
Net investment loss1
(0.27)a           (0.42)a           (0.25)                    (0.07)a           (0.13)a          (0.05)
Net realized and unrealized gain on investments
1.20              8.36              2.12                      1.78              0.87             0.94
Total from investment operations
0.93              7.94              1.87                      1.71              0.74             0.89
Dividends/Distributions to Shareholders
Net investment income
--               --                --                        --                --                (0.01)
Net realized gains on investments
--                (0.93)           --                        --                --               --
Total dividends/distributions
--                (0.93)           --                        --                --                (0.01)
Net Asset Value
End of period
$32.67            $31.74            $24.73                    $13.04            $11.33           $10.59

Total Return2
2.93%             32.64%   8.18%                     15.09%   6.99%             9.17%

Ratios and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver

1.85%+            1.85%             1.85%+                    1.55%+            1.55%            1.55%+
Before reimbursement/fee waiver

6.24%+            31.24%   1618.88%+                 28.83%+  151.30%  1654.81%+
Net investment (loss), after reimbursement/fee waiver
(1.68%)+ (1.51%)  (1.49%)+          (1.18%)+(1.23%)  (0.74%)+
Portfolio turnover rate

20%               42%               59%                       33%               87%              72%
Net assets, end of period (in thousands)
$        812      $        585      $       1                 $        232      $       72       $        1

+ Annualized

* Inception  (Class M) -- June 30, 1998;  funds commenced  operations on July 1,
1998.

1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.98), $(8.59) and $(269.54) for the Equity Fund and $(1.75), $(16.23) and $(115.93) for the Value Fund for the periods ended June
30, 2000 and December 31, 1999 and 1998, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges.

a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements





Transamerica Premier Index Fund                      Transamerica Premier Balanced Fund
                  Class M                                     Class M
Period Ended      Year Ended        Period Ended              Period Ended      Year Ended       Period Ended
June 30, 2000     December 31,      December 31,              June 30, 2000     December 31,     December 31,
 (Unaudited)           1999              1998*                  (Unaudited)          1999             1998*
Net Asset Value
Beginning of period

$21.38            $18.64            $17.59                    $20.48            $19.24           $17.99
Operations
Net investment income1
0.13a             0.25a             0.16                      0.15a             0.28a            0.14
Net realized and unrealized gain (loss) on investments
(0.30)            3.44              1.41                      1.75              2.41             1.87
Total from investment operations
(0.17)            3.69              1.57                      1.90              2.69             2.01
Dividends/Distributions to Shareholders
Net investment income
--                (0.20)            (0.24)                   --                 (0.30)           (0.14)
Net realized gains on investments
--                (0.75)            (0.28)                   --                 (1.15)           (0.62)
Total dividends/distributions
--                (0.95)            (0.52)                   --                 (1.45)           (0.76)
Net Asset Value
End of period
$21.21            $21.38            $18.64                    $22.38            $20.48           $19.24

Total Return2
(0.80%)  19.94%   8.92%                     9.28%             14.32%   11.22%

Ratios and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver

0.75%+            0.75%             0.75%+                    1.80%+            1.80%            1.80%+
Before reimbursement/fee waiver

14.01%+  46.84%   2385.32%+                 17.97%+  81.32%   2322.86%+
Net investment income, after reimbursement/fee waiver
1.27%+            1.25%             1.77%+                    1.35%+            1.41%            1.48%+
Portfolio turnover rate

10%               22%               32%                       66%               61%              32%
Net assets, end of period (in thousands)
$        412      $        164      $       1                 $        370      $       141      $        1

+ Annualized

* Inception  (Class M) -- June 30, 1998;  funds commenced  operations on July 1,
1998.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(1.25), $(9.16) and $(212.42) for the Index Fund and $(1.60), $(15.74) and $(215.60) for the Balanced Fund for the periods ended June
30, 2000 and December 31, 1999 and 1998, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges.

a Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements




financial highlights (concluded)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Transamerica Premier Bond Fund                       Transamerica Premier Cash Reserve Fund
         Class M                                                       Class M
Period Ended      Year Ended        Period Ended              Period Ended      Year Ended       Period Ended
June 30, 2000     December 31,      December 31,              June 30, 2000     December 31,     December 31,
  (Unaudited)          1999              1998*                (Unaudited)            1999             1998*
Net Asset Value
Beginning of period

$9.74             $10.42            $10.32                    $1.00             $1.00            $1.00
Operations
Net investment income1
0.28              0.54              0.28                      0.03              0.04             0.02
Net realized and unrealized gain (loss) on investments
--                (0.60)            0.21                     --                --               --
Total from investment operations
0.28              (0.06)            0.49                      0.03              0.04             0.02
Dividends/Distributions to Shareholders
Net investment income
(0.29)            (0.55)            (0.28)                    (0.03)            (0.04)           (0.02)
Net realized gains on investments
--                (0.07)            (0.11)                   --                --               --
Total dividends/distributions
(0.29)            (0.62)            (0.39)                    (0.03)            (0.04)           (0.02)
Net Asset Value
End of period
$9.73             $9.74             $10.42                    $1.00             $1.00            $1.00

Total Return2
2.94%             (0.56%)  4.87%                     2.65%             4.46%            2.35%

Ratios and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver

1.65%+            1.65%             1.65%+                    0.85%+            0.85%            0.85%+
Before reimbursement/fee waiver

53.66%+  276.41%  2292.61%+                 25.08%+  116.76%  2402.67%+
Net investment income, after reimbursement/fee waiver
6.14%+            5.61%             5.42%+                    5.34%+            4.66%            4.61%+
Portfolio turnover rate

300%              301%              165%                     --                        --                         --
Net assets, end of period (in thousands)
$        81       $        38       $       1                 $        155      $       103      $        1

+ Annualized

* Inception (Class M) -- June 30, 1998; funds commenced operations on July 1, 1998.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(2.08), $(25.99) and $(118.62) for the Bond Fund and $(0.09), $(1.05) and $(12.07) for the Cash Reserve Fund for the periods ended June 30, 2000 and December 31, 1999 and 1998, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges.

See notes to financial statements
notes to financial statements
June 30, 2000 (Unaudited)

1. Significant Accounting Policies

Transamerica Investors, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Company is composed of nine Funds: Transamerica Premier Aggressive Growth Fund (the "Aggressive Growth Fund") which is non-diversified, Transamerica Premier Small Company Fund (the "Small Company Fund"), Transamerica Premier Equity Fund (the "Equity Fund"), Transamerica Premier Value Fund (the "Value Fund"), Transamerica Premier Index Fund (the "Index Fund"), Transamerica Premier Balanced Fund (the "Balanced Fund"), Transamerica Premier High Yield Bond Fund (the "High Yield Fund"), Transamerica Premier Bond Fund (the "Bond Fund"), and Transamerica Premier Cash Reserve Fund, (the "Cash Reserve Fund"), which are diversified (collectively referred to as the "Funds"). For information on investment objectives and strategies, please refer to the Funds' prospectus.

All of the Premier Funds with the exception of the High Yield Fund offer three classes of shares, Investor, Class A and Class M. The High Yield Fund offers two classes of shares, the Investor and the Institutional Class. Each share of each class of a Fund represents an identical legal interest in the investment of the Fund. The Investor, Institutional, Class A and Class M shares differ with respect to distribution and certain other class-specific expenses and waivers.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

(A) Valuation of Securities

Equity securities listed on a principal exchange (U.S. or foreign), NASDAQ and over-the-counter securities are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and the closing asked prices. Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer-supplied quotations. Debt securities with a maturity of 60 days or less, and all investments in the Cash Reserve Fund, are valued at amortized cost, which approximates market value. Futures contracts are valued at the last sale price on the market where the contract is principally traded. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith pursuant to procedures established by the Company's Board of Directors.

(B) Repurchase Agreements

Each Fund may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing debt obligation, the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

(C) Futures Contracts

The Index Fund uses S&P 500 Index futures as part of its strategy to track the return of the S&P 500 Index. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the initial margin. Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

The use of futures contracts involves several risks. The change in value of futures contracts corresponds primarily with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(D) Securities Transactions, Investment Income and Expenses
Securities transactions are recorded as of the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly chargeable to a specific Fund/class are allocated primarily on the basis of relative average daily net assets.

(E) Dividends and Distributions

Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the Bond Fund and High Yield Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Equity Fund, the Value Fund, the Index Fund, the Balanced Fund, the Aggressive Growth Fund and the Small Company Fund are declared and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds and timing differences. Dividends from net investment income are determined on a class level. Capital gains distributions are determined on a Fund level.

(F) Federal Income Taxes

Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of its taxable income. Therefore, no Federal income or excise tax provision is required to be paid by each Fund. As of December 31, 1999 for Federal income tax purposes, the Value Fund has a capital loss carry-forward of $80,165, expiring in 2006. The High Yield Fund and the Bond Fund have capital loss carry-forwards of $1,066,147 and $159,481, respectively, expiring in 2007. The High Yield Fund has elected to defer current year post October losses as though the losses were incurred on the first day of the next calendar year, the amount deferred was, $1,525,388.

notes to financial statements (continued)
June 30, 2000 (Unaudited)

(G) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and
         Other Transactions With Affiliates

The Company has entered into an Investment Advisory and Administrative Services Agreement (the "Agreement") with Transamerica Investment Management, LLC (the "Adviser") and Transamerica Investment Services, Inc. (the "Sub-Adviser") on behalf of each Fund. For its services to the Funds, the Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fees for the Funds are as follows:

                                    First            Next          In Excess of
Fund                                $1 Billion       $1 Billion      $2 Billion
Aggressive Growth Fund              0.85%            0.82%             0.80%
Small Company Fund                  0.85%            0.82%             0.80%
Equity Fund                         0.85%            0.82%             0.80%
Value Fund                          0.75%            0.72%             0.70%
Index Fund                          0.30%            0.30%             0.30%
Balanced Fund                       0.75%            0.72%             0.70%
High Yield Fund                     0.55%            0.52%             0.50%
Bond Fund                           0.60%            0.57%             0.55%
Cash Reserve Fund                   0.35%            0.35%             0.35%

The Sub-Adviser is an indirect, wholly owned subsidiary of AEGON N.V. and owns all the capital interests of the Adviser. The Sub-Adviser receives its fee directly from the Adviser and receives no compensation from the Funds.

The Adviser has agreed to waive its fee and assume any other operating expenses (other than certain extraordinary or non-recurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund. These waivers and subsidies may be terminated at any time without notice. The specified percentages are as follows:

                                    InvestorInstitutional

Fund                                Class            Class             Class A  Class M
Aggressive Growth Fund              1.40%           --                 1.50%             1.75%
Small Company Fund                  1.40%           --                 1.50%            1.75%
Equity Fund                         1.50%           --                 1.60%            1.85%
Value Fund                          1.20%           --                 1.30%            1.55%
Index Fund                          0.25%           --                 0.50%            0.75%
Balanced Fund                       1.45%           --                 1.55%             1.80%
High Yield Fund                     0.90%            0.65%            --                --
Bond Fund                           1.30%           --                 1.40%            1.65%
Cash Reserve Fund                   0.25%           --                 0.60%             0.85%

Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter and distributor of the shares of each of the Funds. TSSC is an indirect, wholly-owned subsidiary of AEGON N.V.

No officer, director, or employee of the Adviser, the Sub-Adviser or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Funds a $10,000 annual fee, $1,000 for each meeting of the Company's Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. For the period ended June 30, 2000, the Funds expensed aggregate fees of $26,040 to all directors who are not affiliated persons of the Adviser.

Certain directors and officers of the Funds are also directors and officers of the Adviser and other affiliated Transamerica entities.

As of June 30, 2000, Transamerica Corporation and its affiliates held the following percentages of outstanding shares:

Fund

Aggressive Growth Fund              11.70%
Small Company Fund                          9.41%
Equity Fund                                 24.37%
Value Fund                                  54.87%
Index Fund                                  60.11%
Balanced Fund                       43.45%
High Yield Fund                     97.94%
Bond Fund                                   83.82%
Cash Reserve Fund                   22.02%

3. Distribution Plans

The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Index Fund and the Cash Reserve Fund, which pay a distribution fee of 0.10% of the average daily net assets. On November 1, 1997, TSSC agreed to waive the distribution fees indefinitely for the Cash Reserve Fund. The fee waivers may be terminated at any time without notice. For the Institutional Shares, there is no annual 12b-1 distribution fee. For the Class A and Class M shares, there is an annual 12b-1 distribution fee of 0.35% and 0.60%, respectively.

4. Security Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 2000 were as follows:

                                                           U.S.           U.S.
                                                     Government        Proceeds Government

Fund                                Purchases        Purchases         from Sales       Sales
Aggressive Growth Fund              $82,269,932      $       --        $99,353,114       $      --
Small Company Fund                  156,140,629              --        150,028,907              --
Equity Fund                         60,354,920               --        85,027,150               --
Value Fund                          4,296,849                --        3,517,156                --
Index Fund                          5,504,218                --        4,158,888                --
High Yield Fund                    43,467,768               --        32,099,894               --
Balanced Fund                       37,254,550       5,310,367         39,381,816        4,557,288
Bond Fund                           21,507,001       24,918,957        20,667,755       25,847,420

5. Capital Stock Transactions

At June 30, 2000, there were two billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the periods and class indicated.

TRANSAMERICA PREMIER
AGGRESSIVE Growth fund                      Authorized Shares-- 60,000,000

                                            Period Ended                             Year Ended
                                            June 30, 2000 (Unaudited)  December 31, 1999
Investor Class Shares                       Shares            Amount   Shares           Amount
Capital stock sold                          2,584,402         $89,861,677       10,835,790       $271,958,612
Capital stock issued
         upon reinvestment
         of dividends and
         distributions                      17                482               209,406 6,135,460
Capital stock redeemed                     (3,143,002)      (108,796,156)     (11,903,966)     (297,271,852)
Net decrease                                558,583  $18,933,997       858,770  $19,177,780


TRANSAMERICA PREMIER
AGGRESSIVE Growth fund

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Class A Shares             Shares           Amount            Shares            Amount
Capital stock sold                  31,440           $1,071,826                 26,724           $641,778
Capital stock issued
         upon reinvestment
         of dividends and
         distributions             --               --                          671              19,627
Capital stock redeemed          (21,581)            (747,513)                 (4,242)           (109,486)
Net increase                        9,859            $324,313          23,153           $551,919

TRANSAMERICA PREMIER
AGGRESSIVE Growth fund

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Class M Shares             Shares           Amount            Shares            Amount
Capital stock sold                  10,594           $374,010          16,674           $434,286
Capital stock issued
         upon reinvestment
         of dividends and
         distributions             --               --                          496              14,491
Capital stock redeemed          (4,312)          (155,461)                  (56)             (1,407)
Net increase                        6,282            $218,549          17,114           $447,370


TRANSAMERICA PREMIER
SMALL COMPANY fund                                            Authorized Shares-- 60,000,000

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Investor Class Shares               Shares           Amount            Shares           Amount
Capital stock sold                  8,668,667        $369,793,480               15,398,720       $412,148,183
Capital stock issued
         upon reinvestment
         of dividends and
         distributions              28               884                        712,901 22,791,436
Capital stock redeemed          (9,075,005)      (378,892,118)              (16,767,387)     (434,285,494)
Net increase (decrease)         (406,310)        $(9,097,754)               (655,766)        $654,125


TRANSAMERICA PREMIER
SMALL COMPANY fund

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Class A Shares             Shares           Amount            Shares            Amount
Capital stock sold                  49,061           $2,085,367                 71,083           $2,000,033
Capital stock issued
         upon reinvestment
         of dividends and
         distributions             --               --                          1,868            59,585
Capital stock redeemed          (46,642) (1,952,917)               (45,687) (1,337,567)
Net increase                        2,419            $132,450          27,264           $722,051


TRANSAMERICA PREMIER
SMALL COMPANY fund

                                    Period Ended                                     Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Class M Shares             Shares           Amount            Shares            Amount
Capital stock sold                  9,172            $393,029          14,504           $419,880
Capital stock issued
         upon reinvestment
         of dividends and
         distributions             --               --                          1,270            40,376
Capital stock redeemed     (5,226)          (218,471)                  (616)            (16,795)
Net increase                        3,946            $174,558          15,158           $443,461





notes to financial statements (continued)
June 30, 2000 (Unaudited)

TRANSAMERICA PREMIER
EQUITY fund                                                            Authorized Shares-- 100,000,000

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Investor Class Shares               Shares           Amount            Shares           Amount
Capital stock sold                  2,760,334        $89,456,914                7,761,432        $211,183,278
Capital stock issued
         upon reinvestment
         of dividends and
         distributions              13               517                        320,772 8,952,147
Capital stock redeemed     (3,558,156)      (115,023,743)              (9,675,400)      (262,222,835)
Net decrease                        797,809 $25,566,312                1,593,196        $42,087,410


TRANSAMERICA PREMIER
EQUITY fund

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Class A Shares             Shares           Amount            Shares            Amount
Capital stock sold                  14,935           $483,471          16,223           $436,003
Capital stock issued
         upon reinvestment
         of dividends and
         distributions             --               --                          527              14,662
Capital stock redeemed     (7,907)          (239,039)                  (172)            (5,302)
Net increase                        7,028            $244,432          16,578           $445,363


TRANSAMERICA PREMIER
EQUITY fund

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Class M Shares             Shares           Amount            Shares            Amount
Capital stock sold                  10,118           $323,908          17,873           $490,649
Capital stock issued
         upon reinvestment
         of dividends and
         distributions             --               --                          555              15,395
Capital stock redeemed     (3,677)          (123,180)                  (50)             (1,347)
Net increase                        6,441            $200,728          18,378           $504,697


TRANSAMERICA PREMIER
VALUE fund                                                             Authorized Shares-- 50,000,000

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Investor Class Shares               Shares           Amount            Shares           Amount
Capital stock sold                  167,975 $2,087,526                 146,708  $1,585,082
Capital stock issued
         upon reinvestment
         of dividends and
         distributions             --               --                         --               --
Capital stock redeemed     (101,584)        (1,217,784)                (192,450)        (2,067,820)
Net increase (decrease)    66,391   $       869,742           (45,742) $(482,738)


TRANSAMERICA PREMIER
VALUE fund

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Class A Shares             Shares           Amount            Shares            Amount
Capital stock sold                  10,101           $128,659          7,766            $82,786
Capital stock issued
         upon reinvestment
         of dividends and
         distributions             --               --                         --               --
Capital stock redeemed     (1,323)          (16,853)          (183)             (1,974)
Net increase                        8,778            $111,806          7,583            $80,812


TRANSAMERICA PREMIER
VALUE fund

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Class M Shares             Shares           Amount            Shares            Amount
Capital stock sold                  14,047           $175,182          6,219            $66,770
Capital stock issued
         upon reinvestment
         of dividends and
         distributions             --               --                         --               --
Capital stock redeemed     (2,562)          (30,616)         --                --
Net increase                        11,485           $144,566          6,219            $66,770


TRANSAMERICA PREMIER
INDEX fund        Authorized Shares-- 60,000,000

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Investor Class Shares               Shares           Amount            Shares           Amount
Capital stock sold                  868,399 $17,991,440                831,496  $16,749,659
Capital stock issued
         upon reinvestment
         of dividends and
         distributions              412              8,787                      112,998 2,370,775
Capital stock redeemed     (890,811)        (18,467,649)               (539,852)        (10,997,701)
Net increase (decrease)    (22,000) $(467,422)                404,642  $8,122,733


TRANSAMERICA PREMIER
INDEX fund

                                            Period Ended                            Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Class A Shares             Shares           Amount            Shares            Amount
Capital stock sold                  19,550           $417,367          44,170           $870,556
Capital stock issued
         upon reinvestment
         of dividends and
         distributions             --               --                          1,071            22,394
Capital stock redeemed     (12,628) (256,720)                 (20,788) (423,599)
Net increase                        6,922            $160,647          24,453           $469,351







TRANSAMERICA PREMIER
INDEX fund

                                          Period Ended                              Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Class M Shares             Shares           Amount            Shares            Amount
Capital stock sold                  12,970           $272,262          7,345            $148,693
Capital stock issued
         upon reinvestment
         of dividends and
         distributions             --               --                          304              6,342
Capital stock redeemed     (1,203)          (24,694)          (53)              (1,093)
Net increase                        11,767           $247,568          7,596            $153,942


TRANSAMERICA PREMIER
BALANCED fund                                                 Authorized Shares-- 60,000,000

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Investor Class Shares               Shares           Amount            Shares   Amount
Capital stock sold                  1,106,448        $23,712,115                1,854,435        $37,149,248
Capital stock issued
         upon reinvestment
         of dividends and
         distributions              (26)             (457)                      226,080 4,496,017
Capital stock redeemed     (1,109,181)      (23,727,266)               (2,154,606)      (42,957,109)
Net decrease                        2,759            $15,608           74,091           $1,311,844


TRANSAMERICA PREMIER
BALANCED fund

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Class A Shares             Shares           Amount            Shares            Amount
Capital stock sold                  4,224            $93,245           21,360           $427,905
Capital stock issued
         upon reinvestment
         of dividends and
         distributions             --               --                          1,127            22,384
Capital stock redeemed     (4,933)          (100,738)                  (5,998)          (121,450)
Net increase (decrease)    (709)            $(7,493)          16,489            $328,839


TRANSAMERICA PREMIER
BALANCED fund

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Class M Shares             Shares           Amount            Shares            Amount
Capital stock sold                  10,714           $233,676          6,448            $129,412
Capital stock issued
         upon reinvestment
         of dividends and
         distributions             --               --                          463              9,173
Capital stock redeemed     (1,053)          (21,851)          (110)             (2,227)
Net increase                        9,661            $211,825          6,801            $136,358



TRANSAMERICA PREMIER
HIGH YIELD Bond fund                                          Authorized Shares-- 50,000,000

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Investor Class Shares               Shares           Amount            Shares           Amount
Capital stock sold                  84,744           $792,022          292,579  $2,869,580
Capital stock issued
         upon reinvestment
         of dividends and
         distributions              7,770            71,564                     15,279           147,108
Capital stock redeemed     (76,515) (712,651)                 (280,032)         (2,727,807)
Net increase                        15,999           $150,935          27,826           $288,881


TRANSAMERICA PREMIER
HIGH YIELD Bond fund

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Institutional Class Shares Shares           Amount            Shares            Amount
Capital stock sold                  764,591 $7,064,521                 212,399  $1,999,524
Capital stock issued
         upon reinvestment
         of dividends and
         distributions              407,723 3,731,894                  718,257  6,869,383
Capital stock redeemed     (48,203) (438,309)                 (15,070) (140,566)
Net increase                        1,124,111        $10,358,106                915,586 $8,728,341


TRANSAMERICA PREMIER
BOND fund                                                              Authorized Shares-- 60,000,000

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Investor Class Shares               Shares           Amount            Shares           Amount
Capital stock sold                  153,110 $1,487,414                 287,583  $2,919,829
Capital stock issued
         upon reinvestment
         of dividends and
         distributions              54,546           527,028           110,847  1,103,171
Capital stock redeemed     (183,750)        (1,788,357)                (334,952)        (3,394,603)
Net increase                        23,906           $226,085          63,478           $628,397


TRANSAMERICA PREMIER
BOND fund

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Class A Shares             Shares           Amount            Shares            Amount
Capital stock sold                  12,033           $115,712          17,264           $176,961
Capital stock issued
         upon reinvestment
         of dividends and
         distributions              498              4,812                      878              8,698
Capital stock redeemed     (3,343)          (32,292)          (3,370)           (33,399)
Net increase                        9,188            $88,232           14,772           $152,260





notes to financial statements (concluded)
June 30, 2000 (Unaudited)

TRANSAMERICA PREMIER
Bond fund

                                            Period Ended                        Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Class M Shares             Shares           Amount            Shares            Amount
Capital stock sold                  5,743            $55,915           3,711            $36,894
Capital stock issued
         upon reinvestment
         of dividends and
         distributions              188              1,813                      93               912
Capital stock redeemed     (1,499)          (14,360)          (25)              (248)
Net increase                        4,432            $43,368           3,779            $37,558


TRANSAMERICA PREMIER
CASH RESERVE fund                                    Authorized Shares-- 510,000,000

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Investor Class Shares               Shares           Amount            Shares           Amount
Capital stock sold                  176,438,643      $176,438,643               468,845,360      $468,845,360
Capital stock issued
         upon reinvestment
         of dividends and
         distributions              4,036,296        4,036,296                  4,763,706        4,763,706
Capital stock redeemed     (201,722,277)    (201,722,277)              (384,574,280)    (384,574,280)
Net increase (decrease)    (21,247,338)     $(21,247,338)              89,034,786       $89,034,786


TRANSAMERICA PREMIER
CASH RESERVE fund

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Class A Shares             Shares           Amount            Shares            Amount
Capital stock sold                  4,519,499        $4,519,499                 3,001,634        $3,001,634
Capital stock issued
         upon reinvestment
         of dividends and
         distributions              36,057           36,057                     37,476           37,476
Capital stock redeemed     (4,084,314)      (4,084,314)                (2,221,050)      (2,221,050)
Net increase                        471,242 $471,242          818,060  $818,060


TRANSAMERICA PREMIER
CASH RESERVE fund

                                            Period Ended                             Year Ended
                                    June 30, 2000 (Unaudited)          December 31, 1999
Class M Shares             Shares           Amount            Shares            Amount
Capital stock sold                  1,038,541        $1,038,541                 130,652 $130,652
Capital stock issued
         upon reinvestment
         of dividends and
         distributions              2,677            2,677                      1,244            1,244
Capital stock redeemed     (988,836)        (988,836)                  (30,012) (30,012)
Net increase                        52,382  $        52,382   101,884  $101,884



Transamerica Premier Funds
Directors
Richard N. Latzer
Chairman of the Board
Sidney E. Harris
Charles C. Reed
Carl R. Terzian

Transamerica Premier Funds
Officers

Gary U. Rolle
President
Reid A. Evers
Secretary

William T. Miller
Treasurer

Investment Adviser

Transamerica Investment Management, LLC
1150 South Olive Street
Los Angeles, California 90015

Distributor

Transamerica Securities Sales Corporation
1150 South Olive Street
Los Angeles, California 90015

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent

State Street Bank/Boston Financial Data Services
Two Heritage Drive

North Quincy, Massachusetts 02171

This report is for the information of the shareholders of Transamerica Premier Funds. Its use in connection with any offering of the Funds' shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the prospectus thoroughly before you invest.

Call 1-800-892-7587 for more information.

These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

(C)2000 Transamerica Securities Sales Corporation, Distributor

Transamerica Securities Sales Corporation, Distributor

1-800-89-ASK-US (1-800-892-7587)
http://transamericafunds.com
e-mail: PremierFunds@Transamerica.com

TPF 577-800